PROSPECTUS
                                  $700,000,000
                         VAN KAMPEN SENIOR INCOME TRUST

                    AUCTION RATE CUMULATIVE PREFERRED SHARES
                              5,600 SHARES, SERIES M
                              5,600 SHARES, SERIES T
                              5,600 SHARES, SERIES W
                              5,600 SHARES, SERIES TH
                              5,600 SHARES, SERIES F
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------

    Van Kampen Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. The Fund's investment adviser is Van Kampen Asset Management (the "Adviser").

    The Fund is offering 5,600 Series M, 5,600 Series T, 5,600 Series W, 5,600 Series TH and 5,600 Series F Auction Rate Cumulative Preferred Shares (collectively, the "Preferred Shares"). The minimum purchase amount for Preferred Shares is $25,000.
                             ---------------------

      AN INVESTMENT IN THE PREFERRED SHARES MAY NOT BE APPROPRIATE FOR ALL INVESTORS AND THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SEE RISK FACTORS OF THE FUND DESCRIBED IN THE SECTION "RISK FACTORS" BEGINNING ON PAGE 24 OF THIS PROSPECTUS.

    Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------

                                                                Per
                                                               Share           Total
                                                               -----           -----
Public Offering Price(1)                                      $25,000       $700,000,000
Sales Load                                                    $   225       $  6,300,000
Proceeds to Fund (before expenses)(2)                         $24,775       $693,700,000

---------------------
(1) The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

(2) Not including offering expenses incurred by the Fund, estimated to be $550,000.

     The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about February 20, 2004.
                             ---------------------
CITIGROUP
              MERRILL LYNCH & CO.
                             A.G. EDWARDS & SONS, INC.
                                         LEHMAN BROTHERS
                                                  WACHOVIA SECURITIES
February 18, 2004

     Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. Senior Loans generally hold the most senior position in the capital structure of the Borrowers and generally are secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically include various restrictive covenants which are designed to limit certain activities of the Borrowers. It is anticipated that the proceeds of the Senior Loans in which the Fund acquires interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers.

     Senior Loans in which the Fund invests generally have a claim on the assets of an issuer senior to that of subordinated debt, preferred stock and common stock of such issuer. Senior Loans in which the Fund may invest generally are not registered with the SEC or listed on any national securities exchange, and there is no express limitation on the percentage of the Fund's assets that may be invested in illiquid securities or the percentage of the Fund's assets that may be invested in below investment grade Senior Loans, which are considered speculative by rating agencies (and which are often referred to as "junk securities").

     Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series M Preferred Shares for the initial dividend period from and including the date of issue to but excluding March 2, 2004 will be 1.10%. The dividend rate on the Series T Preferred Shares for the initial dividend period from and including the date of issue to but excluding March 3, 2004 will be 1.10%. The dividend rate on the Series W Preferred Shares for the initial dividend period from and including the date of issue to but excluding March 4, 2004 will be 1.10%. The dividend rate on the Series TH Preferred Shares for the initial dividend period from and including the date of issue to but excluding March 5, 2004 will be 1.10%. The dividend rate on the Series F Preferred Shares for the initial dividend period from and including the date of issue to but excluding March 8, 2004 will be 1.10%. For each subsequent dividend period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period.

     The Preferred Shares are not listed on an exchange. Investors in Preferred Shares may participate in auctions through broker-dealers that have entered into an agreement with the auction agent and the Fund in accordance with the procedures specified herein. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and there can be no assurance that a secondary market will develop, or if it does develop a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares."

     The Preferred Shares will be senior to the Fund's outstanding common shares, par value $0.01 per share. The Fund's common shares are traded on the New York Stock Exchange ("NYSE") under the symbol "VVR." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch").

     This Prospectus sets forth concisely the information that prospective investors should know before investing in Preferred Shares, including information about risks. Investors should read this Prospectus before investing and keep the Prospectus for future reference. The Fund's Statement of Additional Information ("SAI") dated February 18, 2004, contains additional information about the Fund and is incorporated by reference into this Prospectus. You may obtain a copy of the SAI without charge by calling (800) 847-2424 (or (800) 421-2833 for the hearing impaired) or by writing to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. A table of contents to the SAI is located at page 53 of this Prospectus. The SAI has been filed with the SEC and is available along with other Fund-related materials at the SEC's internet site (http://www.sec.gov).

     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights........................................   10
Senior Securities...........................................   11
The Fund....................................................   11
Use of Proceeds.............................................   11
Capitalization..............................................   12
Portfolio Composition.......................................   12
Investment Objective and Investment Policies................   13
Use of Leverage.............................................   19
Other Investment Practices..................................   21
Risk Factors................................................   24
Description of Commercial Paper Program.....................   29
Net Asset Value.............................................   30
Description of Preferred Shares.............................   32
Rating Agency Guidelines....................................   39
Management of the Fund......................................   40
Custodian and Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   42
Federal Taxation............................................   43
Description of Capital Structure............................   45
Underwriting................................................   51
Legal Matters...............................................   52
Experts.....................................................   52
Further Information.........................................   52
Table of Contents for the Statement of Additional
  Information...............................................   53

                               PROSPECTUS SUMMARY

     This summary highlights selected information from this Prospectus. It may not contain all of the information that is important to you. To understand the offering of the Preferred Shares fully, you should read this entire Prospectus carefully, including the risk factors. The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus, the SAI and the Fund's Certificate of Vote (the "Certificate") attached as Appendix B to the SAI.

The Fund...................  Van Kampen Senior Income Trust is a
                             non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on April 8, 1998, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

                             The Fund commenced investment operations on June 23, 1998 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share. The Fund's common shares are traded on the NYSE under the symbol "VVR." As of December 31, 2003, the Fund had total assets of approximately $2.2 billion and net assets of approximately $1.5 billion.

The Offering...............  The Fund is offering 5,600 Series M Preferred
                             Shares, 5,600 Series T Preferred Shares, 5,600 Series W Preferred Shares, 5,600 Series TH Preferred Shares and 5,600 Series F Preferred Shares, each series with a par value of $0.01 at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the commencement date of the dividend period during which the Fund first issues the Preferred Shares. The Fund is offering the Preferred Shares through a group of underwriters led by Citigroup Global Markets Inc. See "Underwriting."

                             The Preferred Shares of the Fund will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "Description of Preferred Shares -- Dividends and Dividend Periods," the dividend period for each series will be seven days. The auction agent will determine the dividend rate for a particular dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See "Description of Preferred Shares -- Summary of Auction Procedures."

                             The Preferred Shares are not listed on an exchange. Investors and potential investors in Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Fund. Generally, an investor in Preferred Shares will not receive certificates representing ownership of his or her shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

                             The Fund will not issue Preferred Shares unless such shares have a rating of "Aaa" from Moody's and "AAA" from Fitch. A rating is not a financial guarantee and can change. The Fund may at some future time seek to have the Preferred Shares rated by another rating agency. See "Description of Preferred Shares."

Use of Proceeds............  The Fund will use all of the net proceeds of the offering to (i) pay down amounts borrowed by the Fund under its commercial paper program by approximately $690 million and (ii) invest the remaining proceeds in accordance with the Fund's investment objective and policies as soon as practicable following the offering.

Investment Objective and
  Investment Policies......  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in Senior Loans to Borrowers which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The value of the Fund's portfolio may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. No assurance can be given that the Fund will achieve its investment objective.

                             Senior Loans generally hold the most senior position in the capital structure of the Borrowers and generally are secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically include various restrictive covenants which are designed to limit certain activities of the Borrowers. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality.

                             Under normal market conditions, at least 80% of the Fund's total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). It is anticipated that the proceeds of the Senior Loans in which the Fund acquires interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans generally have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. Such guaranteed Senior Loans may be guaranteed by, or fully secured by assets of, shareholders, owners or affiliated entities of the Borrower, even if the Senior Loans are not otherwise collateralized by assets of the Borrower. The Fund may invest up to 20% of its total assets in interests in Senior Loans which are not secured by any collateral. Senior loans which are not secured by specific collateral generally pose a greater risk of non-payment of interest or loss of principal than do collateralized Senior Loans. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Senior Loans. Investments in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in collateralized Senior Loans.

                             The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund's assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investments in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the value of the Fund's portfolio as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Fund estimates that the actual maturities of Senior Loans in the portfolio generally range between 18 and 24 months.

                             The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality, which are commonly referred to as "junk securities." The Fund invests only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loans. In addition, the Adviser may consider, and may rely in part, on analyses performed by Lenders other than the Fund.

                             Under normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective and Investment Policies" and "Other Investment Practices."

Use of Leverage............  The Fund uses financial leverage for investment purposes. Including the proceeds of the offering of the Preferred Shares, it is currently anticipated that the amount of leverage will represent approximately 32% (and in no event will it exceed 50%) of the Fund's total assets. As discussed below, in addition to issuing Preferred Shares, the Fund borrows money through a commercial paper program. See "Use of Leverage." The Fund's obligations under the commercial paper program are senior to the Preferred Shares. Payments to holders of Preferred Shares (the "Preferred Shareholders") in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under the commercial paper program. There can be no assurance that the commercial paper will remain outstanding or that the Fund will continue such borrowing.

                             The issuance of Preferred Shares and the use of borrowing for investment purposes are forms of financial leverage and as such pose certain risks. The Fund generally will not utilize financial leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the common shares and of dividends), and, under certain circumstances, the Fund's use of financial leverage may impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The fees paid to the Adviser and the Administrator (as defined below) are calculated on the basis of the Fund's managed assets, and those fees will be higher when leverage is utilized.

                             The Fund currently has a fundamental investment restriction that the Fund may not issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund has filed a proxy statement seeking a shareholder vote to amend the aforementioned investment restriction regarding the Fund's use of financial leverage to allow the Fund to utilize financial leverage to the maximum extent allowable under the 1940 Act. The Fund expects to hold a shareholder meeting to vote on this proposal on April 8, 2004. For a description of the limitations on financial leverage under the 1940 Act, see "Use of Leverage."

Principal Investment
Risks......................  Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

                             - the Fund will not be permitted to declare
                               dividends or other distributions with respect to the Preferred Shares or redeem the Preferred Shares unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness;

                             - in extraordinary circumstances, the Fund may not
                               earn sufficient income from its investments to pay dividends on the Preferred Shares;

                             - senior indebtedness of the Fund may also
                               constitute a substantial lien and burden on the common shares and the Preferred Shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                             - if a Preferred Share auction fails, investors may
                               not be able to sell any or all of their Preferred Shares;

                             - because of the nature of the market for Preferred
                               Shares, investors may receive less than the price paid for their Preferred Shares if sold outside of the auction, especially when market interest rates are rising;

                             - although broker-dealers may maintain a secondary
                               market in the Preferred Shares, they are not obligated to do so and no secondary market may develop or exist at any time;

                             - a rating agency or agencies could downgrade the
                               ratings assigned to the Preferred Shares, which could affect liquidity; and

                             - the Fund may be forced to redeem the Preferred
                               Shares to meet regulatory or rating agency requirements or may voluntarily redeem the Preferred Shares in certain circumstances.

                             The primary risks of investing in the Fund are:

                             - borrowers under Senior Loans may default on
                               obligations to pay principal or interest when due;

                             - although, with respect to collateralized Senior
                               Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated; moreover, to the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower;

                             - although it is growing, the secondary market for
                               Senior Loans is currently limited and Senior
                               Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest; accordingly, Senior Loans are generally less liquid than many other types of investments and the Fund may be restricted in its ability to sell its Senior Loans in a timely fashion and at a fair price;

                             - interest rates are near historical lows and it is
                               likely that they will rise, and if long-term rates rise, the value of the Fund's investment portfolio may decline thereby reducing asset coverage for the Preferred Shares, although such risk may be reduced by the floating or variable rate nature of Senior Loans held by the Fund;

                             - the Fund's use of financial leverage will result
                               in greater volatility in the net asset value of the Fund's common shares;

                             - in certain circumstances, the Fund may not earn
                               sufficient income from its investments to pay interest on the Fund's indebtedness or dividends;

                             - to the extent the Fund invests in non-U.S.
                               issuers, the Fund may be subject to special risks; and

                             - the Fund is a non-diversified Fund and to the
                               extent the Fund invests a relatively high percentage of its assets in obligation of a limited number of issuers, the Fund may be more susceptible than a diversified company to any single corporate, economic, political or regulatory occurrence.

                             For further discussion of the risks of investing in the Preferred Shares and the Fund, see "Risk Factors."

Investment Adviser and
  Administrator............  Van Kampen Asset Management is the Fund's
                             investment adviser. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is the Fund's administrator (in such capacity, the "Administrator"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $84 billion under management or supervision as of December 31, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

                             The Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.85% applied to the average daily managed assets of the Fund (which, for purposes of determining such fee, shall mean the average daily gross asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). The Fund pays the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.20% applied to the average daily managed assets of the Fund (as defined above). Because leverage will increase the amount of the Fund's total assets, the Fund will pay a greater amount of advisory and administrative fees when leverage is utilized.

Dividends and Dividend
Periods....................  The table below shows the dividend rates for the initial dividend periods for each series of the Preferred Shares offered in this Prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances, dividends are also payable every 7 days, on the first business day following the end of the dividend period. See "Description of Preferred Shares."

                             The table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

                             Finally, the table below shows the number of days of the initial dividend periods for the Preferred Shares. Subsequent dividend periods generally will be 7 days. The dividend payment date for special dividend periods of more than 7 days will be set out in the notice designating a special dividend period. See "Description of Preferred
                             Shares -- Designation of Special Dividend Periods."

                                                                                     DIVIDEND
                                                                                   PAYMENT DATE                     NUMBER OF
                                                    INITIAL         DATE OF        FOR INITIAL    SUBSEQUENT     DAYS OF INITIAL
                                     PREFERRED      DIVIDEND     ACCUMULATION        DIVIDEND      DIVIDEND         DIVIDEND
                                     SHARES           RATE     OF INITIAL RATE*      PERIOD*      PAYMENT DAY        PERIOD
                                     ---------      --------   -----------------   ------------   -----------   -----------------
                                     Series M        1.10%        February 20        March 2       Tuesday             11
                                     Series T        1.10%        February 20        March 3       Wednesday           12
                                     Series W        1.10%        February 20        March 4       Thursday            13
                                     Series TH       1.10%        February 20        March 5       Friday              14
                                     Series F        1.10%        February 20        March 8       Monday              17

                             -----------------------------------------

                             * All dates 2004.

Asset Maintenance..........  The Fund's Certificate, attached as Appendix B to the SAI, establishes and fixes the rights and preferences of the Preferred Shares. The Certificate provides that the Fund must maintain:

                             - asset coverage of the Preferred Shares as
                               required by the rating agency or agencies rating the Preferred Shares, and

                             - asset coverage of the Preferred Shares as
                               required by the 1940 Act (which currently requires asset coverage of at least 200%).

                             Based on the Fund's assets and liabilities as of December 31, 2003, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 317% if the Fund were to issue all of the Preferred Shares offered in this Prospectus and apply the proceeds as set forth under "Use of Proceeds" below.

                             In addition, under the commercial paper program, the Fund may not permit the Fund's asset coverage ratio (as defined separately by related credit agreements) to fall below 300% at any time without causing an event of default under the credit agreements.

Redemption.................  Although the Fund ordinarily does not expect to redeem Preferred Shares, it may be required to redeem Preferred Shares if, for example, the Fund does not correct a failure to meet an asset coverage ratio required by law or a rating agency guideline in a timely manner. The Fund may also voluntarily redeem Preferred Shares under certain conditions. See "Description of Preferred
                             Shares -- Redemption."

Liquidation Preference.....  The liquidation preference (that is, the amount the
                             Fund must pay to Preferred Shareholders if the Fund is liquidated) for Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares -- Liquidation Preference."

Voting Rights..............  The 1940 Act requires that the Preferred
                             Shareholders, and the holders of any other series of preferred shares of the Fund, voting as a separate class, have the right to:

                             - elect at least two trustees at all times, and

                             - elect a majority of the trustees at any time when
                               dividends on any series of the Preferred Shares, or any other series of preferred shares of the Fund, are unpaid for two full years, and they will continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

                             The holders of common shares will elect the remaining trustees. The Preferred Shareholders, and the holders of any other series of preferred shares of the Fund, will vote as a separate class or series on other matters as required under the Fund's Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), the Certificate, the 1940 Act and Massachusetts law. Each common share, each Preferred Share and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares -- Voting Rights."

Secondary Market Trading...  The Preferred Shares are not listed on an exchange.
                             Instead, you may buy or sell Preferred Shares at an auction that is normally held every

                             7 days by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Broker-dealers may, but are not obligated to, maintain a secondary market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares may be transferred outside of auctions only to or through a broker-dealer.

Federal Income Taxes.......  The distributions with respect to Preferred Shares
                             (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Because the Fund's portfolio income will consist principally of interest income, corporate investors in the Preferred Shares generally will not be entitled to the dividends received deduction and individual investors generally will not be entitled to the reduced rates of taxation available for "qualified dividend income." Distributions to holders of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of such holders. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year.

                              FINANCIAL HIGHLIGHTS

     The table below sets forth selected financial information for a single common share of beneficial interest of the Fund outstanding throughout the periods presented. The financial highlights for the fiscal years ended July 31, 2003, 2002, 2001 and 2000 have been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's most recent financial statements, are included in the SAI. The information for the fiscal year ended July 31, 1999 and for the fiscal period ended July 31, 1998 was audited by the Fund's former independent auditors.

                                                                                                 JUNE 24, 1998
                                                                                                (COMMENCEMENT OF
                                                         YEAR ENDED JULY 31,                       INVESTMENT
                                         ----------------------------------------------------    OPERATIONS) TO
                                           2003     2002(E)      2001       2000       1999      JULY 31, 1998
                                         --------   --------   --------   --------   --------   ----------------
Net Asset Value, Beginning of the
  Period(a)............................. $   7.94   $   8.51   $   9.65   $  10.08   $  10.07       $   9.99
                                         --------   --------   --------   --------   --------       --------
  Net Investment Income.................      .46        .49        .79        .81        .77            .07
  Net Realized and Unrealized
    Gain/Loss...........................      .14       (.55)     (1.10)      (.42)       -0-            .01
                                         --------   --------   --------   --------   --------       --------
Total from Investment Operations........      .60       (.06)      (.31)       .39        .77            .08
                                         --------   --------   --------   --------   --------       --------
Less:
  Distributions from Net Investment
    Income..............................      .44        .51        .83        .81        .76            -0-
  Distributions from Net Realized
    Gain................................      -0-        -0-        -0-        .01        -0-            -0-
                                         --------   --------   --------   --------   --------       --------
Total Distributions.....................      .44        .51        .83        .82        .76            -0-
                                         --------   --------   --------   --------   --------       --------
Net Asset Value, End of the Period...... $   8.10   $   7.94   $   8.51   $   9.65   $  10.08       $  10.07
                                         ========   ========   ========   ========   ========       ========
Common Share Market Price at End of the
  Period................................ $   7.84   $   6.67   $   7.79   $   8.75   $   9.56       $  10.06
Total Return(b).........................   25.06%     -8.05%     -1.42%       .61%      2.98%           .63%**
Net Assets at End of the Period (In
  millions)............................. $1,458.6   $1,430.0   $1,532.7   $1,736.5   $1,815.1       $1,812.1
Ratio of Operating Expenses to Average
  Net Assets excluding Borrowings*......    1.59%      1.48%      1.63%      1.75%      1.66%          1.18%
Ratio of Interest Expense to Average Net
  Assets excluding Borrowings...........     .62%       .53%      2.15%      2.49%      2.37%           .28%
Ratio of Gross Expense to Average Net
  Assets excluding Borrowings*..........    2.21%      2.01%      3.78%      4.24%      4.03%          1.46%
Ratio of Net Investment Income to
  Average Net Assets excluding
  Borrowings*...........................    5.98%      6.02%      8.90%      8.19%      7.72%          6.94%
Portfolio Turnover(c)...................      78%        65%        55%        57%        28%             3%**
Supplemental Ratios:
Ratio of Operating Expenses to Average
  Net Assets including Borrowings*......    1.19%      1.22%      1.20%      1.24%      1.18%            N/A
Ratio of Interest Expense to Average Net
  Assets including Borrowings...........     .46%       .44%      1.58%      1.77%      1.67%            N/A
Ratio of Gross Expense to Average Net
  Assets including Borrowings*..........    1.65%      1.66%      2.78%      3.01%      2.85%            N/A
Ratio of Net Investment Income to
  Average Net Assets including
  Borrowings*...........................    4.47%      4.95%      6.55%      5.83%      5.46%            N/A
Senior Indebtedness:
Total Borrowing Outstanding (In
  thousands)............................ $401,000   $370,159   $375,000   $700,000   $800,000       $400,000
Asset Coverage Per $1,000 Unit of Senior
  Indebtedness(d).......................    4,637      4,863      5,087      3,481      3,269          5,530

------------

  * If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

 ** Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended July 31, 2002 was to decrease the ratio of net investment income to average net asset applicable to common shares by .01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to July 31, 2002 have not been restated to reflect this change in presentation.

NA--Not Applicable

                               SENIOR SECURITIES

                                                                             AVERAGE DAILY
                                           AVERAGE DAILY                       BALANCE OF     AVERAGE AMOUNT
                         AMOUNT OF DEBT   BALANCE OF DEBT   ASSET COVERAGE       SHARES          OF DEBT
                         OUTSTANDING AT     OUTSTANDING     PER $1,000 OF     OUTSTANDING       PER SHARE
FISCAL YEAR ENDED         END OF YEAR       DURING YEAR      INDEBTEDNESS     DURING YEAR      DURING YEAR
-----------------        --------------   ---------------   --------------   --------------   --------------
                         (IN THOUSANDS)   (IN THOUSANDS)                     (IN THOUSANDS)
July 31, 2000..........     $737,000         $718,075           $3,481          180,010           $3,989
July 31, 2001..........      375,000          578,000            5,087          180,010            3,211
July 31, 2002..........      370,159          334,000            4,863          180,010            1,855
July 31, 2003..........      401,000          472,687            4,637          180,010            2,626

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on April 8, 1998, and is registered under the 1940 Act. The Fund commenced investment operations on June 23, 1998 upon the closing of an initial public offering of its common shares of beneficial interest. As of December 31, 2003, the Fund had total assets of approximately $1.5 billion and net assets of approximately $2.2 billion. On December 31, 2003, the Fund had outstanding 180,010,000 common shares. The Fund's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, and its telephone number is (630) 684-6000.

                                USE OF PROCEEDS

     The estimated net proceeds of this offering will be $693,150,000 after payment of offering expenses and the sales load. The Fund will use all of the net proceeds of the offering to (i) pay down amounts borrowed by the Fund under its commercial paper program by approximately $690 million and (ii) invest the remaining proceeds in accordance with the Fund's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term securities.

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of the Fund as of December 31, 2003, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby and repayments of the commercial paper program (including estimated offering expenses and sales load of $6,850,000).

                                                            AS OF DECEMBER 31, 2003
                                                        -------------------------------
                                                            ACTUAL        AS ADJUSTED
                                                        --------------   --------------
Shareholders' equity
  Preferred Shares, par value $0.01 per share (no
     shares issued; shares issued, as adjusted, at
     $25,000 per share liquidation preference)........  $           --   $  700,000,000
  Common shares, par value $0.01 per share,
     180,010,000 shares outstanding...................  $    1,800,100   $    1,800,100
Capital in excess of par value........................  $1,795,669,290   $1,788,819,290
Undistributed net investment income...................  $    3,177,328   $    3,177,328
Net accumulated realized gain (loss) from investment
  transactions........................................  $ (253,937,719)  $ (253,937,719)
Net unrealized depreciation of investments............  $  (24,602,696)  $  (24,602,696)
Total net assets less liquidation value of Preferred
  Shares..............................................  $1,522,106,303   $1,515,256,303

                             PORTFOLIO COMPOSITION

     The following tables set forth the unaudited portfolio characteristics, top ten Senior Loan industries as a percentage of assets, the top ten Senior Loans as a percentage of assets and the ratings of Senior Loans held by the Fund, in each case as of December 31, 2003.

PORTFOLIO CHARACTERISTICS

Net assets..................................................  $1,522,106,303
Total assets................................................  $2,190,055,917
Assets invested in Senior Loans and other loans.............  $2,026,119,717
Average amount outstanding per loan.........................  $    6,720,000
Total number of industries..................................              46
Weighted average days to next interest rate reset...........            56.9
Assets invested in other debt obligations...................  $   29,967,375

TOP 10 SENIOR LOAN INDUSTRIES AS A PERCENTAGE OF ASSETS ON DECEMBER 31, 2003

                                                             DECEMBER 31, 2003
                                                             -----------------
Beverage, Food and Tobacco..................................       7.88%
Printing and Publishing.....................................       7.81%
Medical Products/Supplies...................................       6.44%
Broadcasting -- Cable.......................................       6.39%
Hotel/Motel/Inn/Gaming......................................       5.19%
Health Care Providers.......................................       4.64%
Chemicals, Plastics & Rubber................................       4.58%
Automotive..................................................       3.64%
Leisure and Entertainment...................................       3.56%
Telecommunications-Wireless.................................       3.53%

TOP 10 SENIOR LOANS AS A PERCENTAGE OF ASSETS ON DECEMBER 31, 2003

Allied Waste North America..................................  2.4%
Rite Aid Corporation........................................  2.0
Charter Communications......................................  1.9
Community Health Systems....................................  1.7
Davita, Inc.................................................  1.6
Aladdin Gaming LLC..........................................  1.5
Federal-Mogul Corporation...................................  1.4
Ispat Inland, L.P...........................................  1.3
Dex Media West LLC..........................................  1.2
Aurora Foods, Inc...........................................  1.2

SECURITIES RATINGS

     The table below reflects the ratings of Senior Loans only, representing approximately 90% of the Fund's total assets as of December 31, 2003.

                                                               PERCENTAGE
                                  NUMBER OF                     OF TOTAL
S&P*                   MOODY'S*    ISSUES         VALUE          ASSETS
----                   --------   ---------   --------------   ----------
                                              (IN THOUSANDS)
AAA                     Aaa            0        $        0           0%
AA                      Aa             0                 0           0
A                       A              0                 0           0
BBB                     Baa           11            71,880         3.5
BB                      Ba           139           846,777        41.2
B                       B            134           639,294        31.1
CCC                     Caa           13            30,551         1.5
Unrated                              110           467,585        22.7
                                     ---        ----------       -----
Total                                407        $2,056,087       100.0%

------------

* Ratings: Using the higher of S&P's or Moody's ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in the AA, A, BBB, BB, B and CCC ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in the Aa, A, Baa, Ba, B and Caa ratings.

+ Senior Loans that are not rated by S&P or Moody's. Such Senior Loans may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in such Senior Loans, the Adviser believes that these are of comparable quality to rated Senior Loans in which the Fund may invest. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such Senior Loans would be rated by S&P or Moody's if either were to rate the securities.

                  INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital.

INVESTMENT POLICIES

     The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of Senior Loans to Borrowers which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund's net asset value per common share ("NAV") will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's NAV as a result of changes in interest rates. No assurance can be given that the Fund will achieve its investment objective.

     Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more such Lenders acting as Agent of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement(s) that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

     The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Original Lenders. Under normal market conditions, at least 80% of the Fund's total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars).

     It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. Such guaranteed Senior Loans may be guaranteed by, or fully secured by assets of, shareholders, owners or affiliated entities of the Borrower, even if the Senior Loans are not otherwise collateralized by assets of the Borrower. The Fund may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral. Senior Loans that are not secured by specific collateral generally pose a greater risk of non-payment of interest or loss of principal than do collateralized Senior Loans.

     As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in warrants, equity securities and junior debt securities only as an incident to the intended purchase of interests in Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

     Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders may not consider the interests of the Fund in connection with their votes.

     Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate. LIBOR, as provided for in Loan Agreements, is generally an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as provided for in Loan Agreements, is generally the average rate paid on large certificates of deposit traded in the secondary market.

     The Fund may invest in the Senior Loans of non-U.S. issuers. Investment in the Senior Loans of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

     The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund's assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's NAV as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual maturities of Senior Loans held in its portfolio generally range between 18 and 24 months.

     When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund's NAV. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's NAV. Fluctuations in NAV may be magnified as a result of the Fund's use of leverage.

     The Fund may purchase and retain in its portfolio Senior Loan interests in Borrowers which have filed for protection under the federal bankruptcy laws or have had an involuntary bankruptcy petition filed against them by their creditors. The values of such Senior Loan interests, if any, will reflect, among other things, of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

     Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

     The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

     Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal, and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation, and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").

     The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

     When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

     The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

     Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership or, if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

     The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

     Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

     A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the SAI.

     Under normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants, equity and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans.

     The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

                                USE OF LEVERAGE

     The Fund uses financial leverage for investment purposes. The Fund has authority to do so through borrowings, including the issuance of debt securities, or the issuance of preferred shares, or through the use of certain other transactions which have the effect of financial leverage.

     Including the proceeds of the offering of the Preferred Shares, it is currently anticipated that the amount of leverage will represent approximately 32% (and in no event will it exceed 50%) of the Fund's total assets. In addition to issuing Preferred Shares, the Fund borrows money through a commercial paper program. The Fund's obligations under the commercial paper program are senior to the Preferred Shares. Payments to Preferred Shareholders in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under the commercial paper program. There can be no assurance that the commercial paper will remain outstanding or that the Fund will continue such borrowing.

     The Fund currently has a fundamental investment restriction that the Fund may not issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund has filed a proxy statement seeking a shareholder vote to amend the aforementioned investment restriction regarding the Fund's use of financial leverage to allow the Fund to utilize financial leverage to the maximum extent allowable under the 1940 Act (see the 1940 Act limitations described below). Until the Fund receives shareholder approval to amend its fundamental investment restriction regarding the use of financial leverage, the Fund may issue senior securities (which includes the Preferred Shares and any borrowing under its existing commercial paper program) up to the current limitation (i.e. 33% of its total assets) and, upon receiving such approval, may increase its use of senior securities (by maintaining the Preferred Shares and increasing borrowing under the commercial paper program) up to the leverage limitations under the 1940 Act. See "Description of Commercial Paper Program." The Fund expects to hold a shareholder meeting to vote on this proposal on April 8, 2004.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

     The use of financial leverage creates the opportunity for increased net income and NAV appreciation for the Fund's common shares. The concept of leveraging is based on the premise that the return on the underlying portfolio assets (including assets obtained from the leverage) will exceed the costs related to such leverage. As the difference between the return on the underlying assets and costs of leverage narrow, the return provided by leverage is reduced and a decline in the value of portfolio assets may completely offset any benefits of leverage. Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares and the possibility that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to common shareholders. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. The Fund generally will not utilize financial leverage if it anticipates that it would result in a lower return to common shareholders over time. As discussed under "Management of the Fund," the fees paid to the Adviser and the Administrator are calculated on the basis of the Fund's average daily managed assets, including proceeds from borrowings for leverage and the issuance of preferred shares, and thus those fees will be higher when leverage is utilized.

     Certain types of borrowings, including borrowings under the Fund's commercial paper program, may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies which may issue ratings for corporate debt securities or any additional series of preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. See "Description of Commercial Paper Program" and "Description of Preferred Shares."

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

     The amount of outstanding leverage may vary with prevailing market or economic conditions.

                           OTHER INVESTMENT PRACTICES

     In connection with the investment objective and policies described above, the Fund may engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

     Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

     The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower of which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

     In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

     The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and the Fund will segregate an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess. If the Fund enters into a swap on other than a net basis, the Fund will segregate an amount of cash or liquid assets equal to the full amount of the Fund's obligations under such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

     New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

     Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral.

     The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

     "When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid assets having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the

U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will segregate an amount of cash or liquid assets at least equal to its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing as described herein and in the SAI under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

                                  RISK FACTORS

     Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

     Payment and Redemption Restrictions. Under the terms of the credit agreement governing the commercial paper program, the Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless (i) at the time thereof the Fund meets the Credit Agreement Asset Coverage Test (as defined herein) and (ii) there is no event of default under the credit facility program. See "Description of Commercial Paper Program."

     Leverage Risk. The Fund uses financial leverage for investment purposes by employing leverage instruments (e.g., borrowing, issuing commercial paper or notes and preferred shares of beneficial interest). The amount of leverage represented by the commercial paper program as of December 31, 2003 was approximately 29% of the Fund's total assets. It is currently anticipated that, after issuing the Preferred Shares offered in this Prospectus and paying down a portion of the commercial paper program with the proceeds, the amount of leverage will represent approximately 32% (and in no event will it exceed 50%) of the Fund's total assets. If the proposal to amend the Fund's fundamental investment restriction on senior securities is approved by shareholders, the Fund may increase its leverage ratio to the maximum amount allowed under the 1940 Act. Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after any borrowing, to 300% of the aggregate value of borrowings represented by senior securities. Any lender with respect to borrowings by the Fund may require additional asset coverage provisions as well as restrictions on the Fund's investment practices. Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must at least be equal, immediately after the issuance of any preferred shares, to 200% of the aggregate liquidation value of the preferred shares plus the aggregate amount of senior securities representing indebtedness.

     The liquidation value of the Preferred Shares offered hereby is equal their aggregate original purchase price plus a redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The Fund seeks an "Aaa" rating by Moody's and an "AAA" rating from Fitch for the Preferred Shares, and to obtain such ratings, asset coverage provisions in addition to and more stringent than those required by the 1940 Act have been imposed. In addition, restrictions have been imposed on certain investment practices in which the Fund may otherwise engage. The rating agency requirements impose certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements. A rating of the Preferred Shares does not reflect a direct assessment of the credit quality of the Fund's portfolio and is not an assessment of the investment characteristics of the Preferred Shares. If the Fund's ratings on the Preferred Shares are subsequently lowered or withdrawn, the Fund would likely be required to pay higher dividends on the Preferred Shares. See "Description of Preferred Shares."

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Borrowed funds pursuant to any credit facility constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the total assets of the Fund in liquidation. In the event of a default under the commercial paper program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund), and if any such default is not cured within five days of written notice by the lenders, the lenders can control the liquidation as well.

     Investors should note that there are risks associated with issuing Preferred Shares or borrowing in an effort to increase the yield on the common shares, including higher volatility of both the NAV and the market value of the common shares, and that fluctuations in the dividend rates on the Preferred Shares or interest rates on the borrowing may affect the yield to common shareholders. So long as the Fund is able to realize a higher return after expenses on its investment of the proceeds of the Preferred Shares offering or of any borrowing than the then current dividend rates on the Preferred Shares or interest rates on the borrowing, the effect of the leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rates on the Preferred Shares or interest rates on the borrowing approaches the return on such proceeds after expenses or the value of portfolio securities otherwise declines, the benefit of leverage to the common shareholders may be reduced or eliminated and could even result in a lower rate of return to the common shareholders than if the Fund were not leveraged. Since any decline in the net asset value of the Fund's investments is borne entirely by the common shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the common shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for common shares. The floating or variable rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend or interest costs as a result of increasing interest rates. The Adviser may also seek to manage certain of the risks of financial leverage in anticipation of changes in interest rates in a number of ways, including extending the length of the dividend period on the Preferred Shares or the interest rate period on any borrowing so as to fix a dividend or an interest rate for a period of time, "deleveraging" the Fund by redeeming all or a portion of the outstanding Preferred Shares or repaying all or a portion of any outstanding borrowing, entering into certain transactions in an effort to hedge against changes in interest rates and purchasing securities the terms of which have elements of, or are similar in effect to, certain hedging transactions in which the Fund may engage. There can be no assurance that the Adviser can successfully manage the risks of leverage.

     The issuance of the Preferred Shares or borrowing by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses. These costs and expenses will be borne by the Fund and will reduce the income or net assets available to common shareholders. If the Fund's current investment income were not sufficient to meet dividend requirements on the Preferred Shares or interest expenses on any borrowing, the Fund might have to liquidate certain of its investments in order to meet required dividend or interest payments, thereby reducing the net asset value attributable to the Fund's common shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Fund meets certain asset coverage requirements (determined after deducting the amount of such dividend or distribution). Such prohibition on the payment of dividends or other distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time or to repay borrowing, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through the reissuance of preferred shares or incurrence of new borrowing, and in connection with which the Fund, and indirectly the common shareholders, would incur the expenses of such releveraging.

     If there are no preferred shares issued and outstanding, common shareholders elect all of the trustees of the Fund. If there are preferred shares issued and outstanding, holders of any preferred shares, including the Preferred Shares, elect two trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the preferred shares in an amount equal to two full years' dividends arrearage, the holders of preferred shares, including the Preferred Shares, are entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for. The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained.

     Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares in order to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet Code requirements. See "Federal Taxation."

     Because the fees paid to the Adviser and the Administrator will be calculated on the basis of the Fund's average daily managed assets, those fees are higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

     Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your Preferred Shares than the market rate.

     Secondary Market Risk. Preferred Shares will not be listed on a stock exchange or the NASDAQ Stock Market. Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special dividend period.

     Ratings and Asset Coverage Risk. While Moody's and Fitch assign ratings of "Aaa" or "AAA" to the Preferred Shares, respectively, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares. See "Description of Preferred Shares" for a description of the asset maintenance tests the Fund must meet.

     The following are general risks of investing in the Fund:

     Credit Risks and Realization of Investment Objective. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Issuers of Senior Loans may have either issued debt securities that are rated lower than investment grade, i.e., rated lower than "Baa" by Moody's or "BBB" by Fitch, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. Debt securities rated lower than investment grade are frequently called "junk bonds," and are generally considered predominantly speculative with respect to the issuing company's ability to meet principal and interest payments. Such non-payment would result in a reduction of income to the Fund, a potential reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund. Because the primary source of income for the Fund is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Fund's ability to pay dividends on the common shares or the Preferred Shares, and could result in the redemption of some or all of the Preferred Shares. As of December 31, 2003, approximately 3% of the Fund's net assets and 2% of total assets consisted of non-performing Senior Loans.

     Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of the bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

     Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

     To the extent that legislation or state or federal regulations governing certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulations governing certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

     Limited Secondary Market For Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and common shareholders. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests.

     Interest Rate Risk. When interest rates decline, the value of a portfolio invested in Senior Loans may rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans may decline. Interest rates are near historical lows and, as a result, it is likely that they will rise. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage.

     Investment in Non-U.S. Issuers. The Fund may invest in Senior Loans and debt securities of Borrowers that are organized or located in countries other than the United States, provided that such Senior Loans and debt securities are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investments in non-U.S. issuers involve special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

     Leverage. The Fund uses financial leverage for investment purposes. The use of financial leverage will, among other things, result in greater volatility in the net asset value of the Fund's common shares and may, in certain circumstances, result in periods in which the Fund may not earn sufficient income from investments to pay interest on indebtedness or dividends. See the discussion of the risks of leverage above under the subheading "Leverage Risks."

     Income Risk. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income.

     Non-Diversification. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the SAI. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                    DESCRIPTION OF COMMERCIAL PAPER PROGRAM

     The Fund has entered into a $700 million revolving credit agreement with Corporate Receivables Corporation and Preferred Receivables Funding Corporation (together with their permitted successors and assigns, the "Conduit Lenders") and with Citicorp North America, Inc. and Bank One, NA (Main Office Chicago) (together with their permitted assigns, the "Secondary Lenders") whereby the Conduit Lenders and the Secondary Lenders from time to time agree to make advances to the Fund on the terms and subject to the conditions in the revolving credit agreement (the "Credit Agreement"). Each of the Conduit Lenders has the authority to lend a maximum of $350 million to the Fund, and a Secondary Lender may lend to the Fund in the event a related Conduit Lender declines to make advances to the Fund. The Credit Agreement is secured by the assets of the Fund. For the fiscal year ended July 31, 2003, the average daily balance of borrowings under the Credit Agreement was $472,686,578 with a weighted average interest rate of 1.35%.

     A copy of the Credit Agreement is filed as an exhibit to the Registration Statement relating to the Preferred Shares and the description of the Credit Agreement herein is qualified by reference to the Credit Agreement. The Credit Agreement includes usual and customary covenants for their respective type of transaction, including limits on the Fund's ability to (i) incur liens or pledge portfolio securities, (ii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iii) participate in any merger, consolidation, reorganization, liquidation or sale of substantially all of the

Fund's assets without the consent of the lenders, (iv) make certain changes in its capital structure, (v) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders,
(vi) engage in any business other than as contemplated by the Fund's prospectus, investment policies and investment restrictions, (vii) create, incur, assume or permit to exist certain debt except for certain specified types of debt and
(viii) permit any of its affiliates under the Employee Retirement Income Security Act of 1974 ("ERISA") to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (the "Credit Agreement Asset Coverage Test").

     The Credit Agreement limits the Fund's ability to pay dividends or make other distributions, including with respect to the Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreement does not permit the Fund to declare dividends or other distributions with respect to the Preferred Shares or purchase or redeem Preferred Shares (i) at any time that an event of default under a Credit Agreement for the credit facility program has occurred and is continuing or (ii) if, after giving effect to such declaration, the Fund would not meet the asset coverage ratios set forth in the Credit Agreement.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

     The Credit Agreement has specified events of default which permit the lenders to seek remedies against the assets of the Fund. These events of default are customary for the types of transaction reflected by the Credit Agreement and include: (i) cross-default and cross-acceleration events with respect to the Fund or the Adviser; (ii) a bankruptcy or insolvency event with respect to the Fund or the Adviser; (iii) specified judgments against the Fund or the Adviser;
(iv) misrepresentations by the Fund or the Adviser to the lenders; (v) liens by certain governmental agencies against the Fund or the Adviser; (vi) failure for the lenders to have a first priority perfected security interest in the assets of the Fund; (vii) material modifications of certain specified transaction documents; (viii) a material reduction in the value of the Fund's investments;
(ix) change of control or change of management in the Adviser; and (x) failure to comply with terms of the Credit Agreement.

     Without preferred shares issued and outstanding, common shareholders elect all of the trustees of the Fund. With preferred shares issued and outstanding, holders of any preferred shares, including the Preferred Shares, will elect two trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on preferred shares in an amount equal to two full years' dividends arrearage, the holders of preferred shares, including the Preferred Shares, shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

     The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. In addition, failure to maintain certain asset coverage requirements may result in a default under the terms of any preferred shares or borrowing. The terms of any borrowing or preferred share issuance may entitle holders of any preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances. See "Description of Capital Structure."

                                NET ASSET VALUE

     The NAV per share of the Fund's common shares is determined by calculating the total value of the Fund's assets, including assets attributable to any preferred shares outstanding, deducting its total liabilities and the liquidation preference of any preferred shares outstanding, including the Preferred Shares (without giving effect to any potential redemption premium with respect to such preferred shares), and dividing the result by the number of common shares outstanding. The NAV is computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the NAV more frequently if deemed desirable.

     Senior Loans are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes, and all other Senior Loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board of Trustees, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Board of Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and the Board of Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

     It is expected that the Fund's NAV will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's NAV is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio, and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

     Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

     Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value.

Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Trustees.

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Fund's Certificate attached as Appendix B to the Fund's SAI.

     The Fund's Declaration of Trust authorizes the issuance of up to 100,000,000 shares of beneficial interest with preference rights, including the Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders.

     Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of the Preferred Shares, have an "asset coverage" of at least 200%. With respect to the Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares.

LIQUIDATION PREFERENCE

     Subject to the rights of holders of any series ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares but after payments are made on the Fund's commercial paper program and other senior obligations, a preferential liquidating distribution equal to the liquidation preference with respect to such shares ($25,000 per share), plus redemption premium, if any, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment of the full preferential amounts provided for as described herein, Preferred Shareholders as such shall have no right or claim to any of the remaining assets of the Fund.

     Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail in the SAI. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "-- Dividends and Dividend Periods" below. You may buy, sell or hold Preferred Shares in the auction.

     If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing Preferred Shareholders can enter three kinds of orders regarding their Preferred Shares: sell, bid, and hold.

     - Sell Order -- If you enter a sell order, you indicate that you want to sell shares of such series at $25,000 per share, without regard to the applicable rate for such series for the next dividend period.

     - Bid -- If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of such series at $25,000 per share only if the next dividend period's dividend rate is less than the rate you specify in a bid.

     - Hold Order -- If you enter a hold order, you indicate that you want to continue to own such series, without regard to the applicable rate for shares of such series for the next dividend period.

     You may submit different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy and general economic conditions, including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the dividend period is longer than 7 days, the broker-dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

     Broker-dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing shareholders and potential shareholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund.

     The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a 7-day dividend period, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a special dividend period, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Preferred Shares available for purchase in the auction.

     If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay common share dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

     If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate" is 80% of the LIBOR Rate. The Reference Rate is, with respect to a dividend period having 364 or fewer days, the LIBOR Rate and, with respect to a dividend period having 365 or more days, the Treasury Index Rate (each as defined below).

     The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this Prospectus, a business day is a day on which the NYSE is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized or obligated by law to close.

     The auctions for each series of Preferred Shares will normally be held every seven days, and each subsequent dividend period will normally begin on the following business day.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current shareholders. The three current shareholders and three potential shareholders submit orders through broker-dealers at the auction:

Current Shareholder A    Owns 500 shares, wants to sell   Bid order of 1.5% for all 500
                         all 500 shares if auction rate   shares
                         is less than 1.5%
Current Shareholder B    Owns 300 shares, wants to hold   Hold order -- will take the
                                                          auction rate
Current Shareholder C    Owns 200 shares, wants to sell   Bid order of 1.3% rate for all
                         all 200 shares if auction rate   200 shares
                         is less than 1.3%
Potential Shareholder D  Wants to buy 200 shares          Places order to buy at or above
                                                          1.4%
Potential Shareholder E  Wants to buy 300 shares          Places order to buy at or above
                                                          1.3%
Potential Shareholder F  Wants to buy 200 shares          Places order to buy at or above
                                                          1.5%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held by either current or potential Preferred Shareholders is 1.4% (the offer by D). Therefore, the dividend rate will be 1.4%. Current Shareholders B and C will continue to own their shares. Current Shareholder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential Shareholder D will buy 200 shares and Potential Shareholder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential Shareholder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The broker-dealers (including the underwriters) expect, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ Stock Market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures or
(2) to or through a broker-dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the auction agent of such transfer.

DIVIDENDS AND DIVIDEND PERIODS

     General. The following is a general description of dividends and dividend periods for the Preferred Shares. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for Preferred Shares offered in this Prospectus will be the rate set out on the inside front cover of this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Dividend periods generally will be 7 days, and a dividend period generally will begin on the first business day after an auction for such series. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods." See
"-- Designation of Special Dividend Periods" below.

     Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than 7 days will be set out in the notice designating a special dividend period. See "-- Designation of Special Dividend Periods" below for a discussion of payment dates for a special dividend period.

     Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.

     The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of Preferred Shareholders. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these shareholders will not have funds available until the next business day.

     Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. The Bank of New York, the auction agent, reviews orders from broker-dealers on behalf of existing shareholders that wish to sell, hold at the auction rate or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The Preferred Shares in this offering will trade at auctions starting in the week following this offering. See
"-- Summary of Auction Procedures" above.

     Determination of Dividend Rates. The Fund computes the dividends per share of each series of Preferred Shares by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is 7 and the denominator of which is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the dividend period includes a holiday.

     If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

     Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate for any regular dividend period will be the higher of the applicable percentage of the reference rate, or the applicable spread plus the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the Treasury Index Rate (as defined below) (for a dividend period of 365 days or more).

The applicable percentage and applicable spread for any regular dividend period will generally be determined on the credit ratings assigned to the Preferred Shares by Moody's and Fitch on the auction date for such period (as set forth in the table below). If Moody's and/or Fitch shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the maximum applicable rate will be specified by the Fund in the notice of special dividend period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the Treasury Index Rate (for a dividend period of 365 days or more). In no event shall the maximum rate be more than 18%.

MOODY'S CREDIT RATING  FITCH'S CREDIT RATING  APPLICABLE PERCENTAGE    APPLICABLE SPREAD
---------------------  ---------------------  ---------------------    -----------------
Aaa..................          AAA                    150%                  150 bps
Aa3 to Aa1...........       AA- to AA+                250%                  250 bps
A3 to A1.............        A- to A+                 350%                  350 bps
Baa1 and lower.......     BBB+ and lower              550%                  550 bps

     The Fund will take all reasonable action necessary to enable Moody's and Fitch to provide ratings for each series of Preferred Shares. If such ratings are not made available by Moody's or Fitch, the underwriters or their affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as substitute rating agencies.

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Certificate.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares. For a more detailed description, please see the Certificate.

     Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum rate is shown in the table below:

                                                                        METHOD USED TO
                        MAXIMUM RATE USING     MAXIMUM RATE USING     DETERMINE MAXIMUM
   REFERENCE RATE      APPLICABLE PERCENTAGE   APPLICABLE SPREAD             RATE
   --------------      ---------------------   ------------------     -----------------
1%                            1.50%                  2.50%                  Spread
2%                            3.00%                  3.50%                  Spread
3%                            4.50%                  4.50%                  Either
4%                            6.00%                  5.50%                Percentage
5%                            7.50%                  6.50%                Percentage

     Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares of that series for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares of that series for that subsequent dividend period will be the maximum rate.

     However, if the Fund does not effect a timely cure, no auction will be held for Preferred Shares of that series for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares of that series for each subsequent dividend period will be the default rate.

     The default rate means 300% of the LIBOR Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

     Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common shares) in respect of common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS

     The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the Preferred Shares were sold in the secondary market.

     Before the Fund designates a special dividend period: (1) at least 7 business days (or 2 business days in the event the duration of the dividend period prior to such special dividend period is less than 8 days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m. New York City time on the second business day before the first day of the proposed special dividend period.

VOTING RIGHTS

     In addition to voting rights described below under "Description of Capital Structure" and in the SAI under "Investment Restrictions," holders of preferred shares, including the Preferred Shares, voting as a separate class, are entitled to elect (1) two trustees of the Fund at all times and (2) a majority of the trustees if at any time dividends on any preferred shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Common shareholders will elect the remaining trustees. So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred
Shares: (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of Preferred Shares; (iii) create, authorize or issue shares of any class of shares ranking senior to or on parity with the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's dividend paying agent and the auction agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date. For a description of the Preferred Shares Basic Maintenance Amount, see "Rating Agency Guidelines."

     In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act. In the event a vote of Preferred Shareholders is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten business days prior to the date on which such vote is to be taken, notify each rating agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten business days after the date on which such vote is taken, notify each rating agency of the results of such vote.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter: (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.

REDEMPTION

     Mandatory Redemption. In the event the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage (as defined under "Rating Agency Guidelines" below) or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

     Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

     Notwithstanding the foregoing, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on all outstanding preferred shares, including the Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

                            RATING AGENCY GUIDELINES

     The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

     The Fund is also required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the

Fund, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of December 31, 2003 the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended would be computed as follows:

  Value of Fund assets less liabilities not
       constituting senior securities                  $2,222,106,303
---------------------------------------------    =     --------------    =     317%
 Senior securities representing indebtedness            $700,000,000
                    plus
  liquidation value of the Preferred Shares

     In the event the Fund does not timely cure a failure to maintain (i) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (ii) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares -- Redemption."

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

     As described by Moody's and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's or Fitch, or both, for rating Preferred Shares.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The Fund's Board of Trustees is responsible for the overall management and supervision of the Fund's business, including the review and supervision of the duties performed by the Adviser under the Fund's investment advisory agreement.

THE ADVISER

     Van Kampen Asset Management is the Fund's Adviser. On November 30, 2003, the Fund's investment adviser, Van Kampen Investment Advisory Corp., was merged with and into its affiliate, Van Kampen Asset Management. The Adviser is a wholly-owned subsidiary of Van Kampen Investments. Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $84 billion under management or supervision as of December 31, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal place of business is located at 1221 Avenue of the Americas, New York, New York 10020.

INVESTMENT ADVISORY AGREEMENT

     The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. For the services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of advisory fees when leverage is utilized. Under the Advisory Agreement, the Adviser also furnishes offices and necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the common shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of common shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of common shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement (as defined below) and any extraordinary expenses of a non-recurring nature. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

     The Advisory Agreement continues from year to year, unless earlier terminated as described below, if approved annually (a) by the Board of Trustees of the Fund or by a majority of the Fund's common shares and (b) by a majority of the trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

PORTFOLIO MANAGEMENT

     Howard Tiffen, Senior Vice President of the Adviser and Vice President of the Senior Loan funds advised by the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Tiffen assumed portfolio management responsibilities for the Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of Van Kampen Senior Loan Fund, a continuously offered closed-end investment company investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 25 years of investment experience and manages, as of December 31, 2003, over $3.7 billion in Senior Loan assets for Van Kampen. Prior to joining the Adviser, Mr. Tiffen was a senior portfolio manager for the Senior Loan fund of another investment management company from 1995 to 1999. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

THE ADMINISTRATOR

     The Administrator for the Fund is Van Kampen Investments. The Administrator's principal business address is 1221 Avenue of the Americas, New York, New York 10020. The Administrator is an indirect wholly-owned subsidiary of Morgan Stanley. The Administrator maintains offices and regional representatives in major cities across the nation.

     Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of proxies and reports to holders of the Fund's shares; (iii) in connection with the issuance of any preferred shares by the Fund, calculate, monitor and provide to any rating agencies rating any preferred shares such asset coverage and liquidity reports as the Board of Trustees deems advisable; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the trustees reasonably request or deem appropriate; and (viii) provide certain shareholder services to holders or potential holders of the Fund's securities.

     For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.20% applied to the Fund's average daily managed assets (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of administration fees when leverage is utilized.

                  CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
                      DIVIDEND PAYING AGENT AND REGISTRAR

     The Fund's securities and cash are held pursuant to a custodian agreement by State Street Bank and Trust Company, whose principal place of business is 225 West Franklin Street, Boston, Massachusetts 02015-1713. Boston Equiserve, L.P., whose principal place of business is Blue Hills Office Park, 150 Royal Street, Canton, Massachusetts 02021, serves as transfer agent, dividend paying agent and registrar for the Fund's common shares. The Depository Trust Company will act as securities depository for the Preferred

Shares. The Bank of New York, whose principal place of business is 101 Barclay St. New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

                                FEDERAL TAXATION

     The following federal tax discussion is only a summary of certain federal income tax considerations generally applicable to investments in the Fund. It is based on the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service") and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action (retroactively or prospectively). For additional information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

FEDERAL TAXATION OF THE FUND

     The Fund has elected to be and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. Provided that the Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and certain other income, it will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain dividends. The Fund intends to distribute all of its investment company taxable income and net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) each year.

     To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including its Preferred Shareholders, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. If this position were upheld, the Fund could be subject to tax and/or could fail to qualify to be taxed as a regulated investment company. The Fund believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated.

     If at any time the Fund does not meet applicable asset coverage requirements, it may be required to suspend distributions until the requisite asset coverage is restored. Any such suspension may prevent the Fund from qualifying as a regulated investment company or may cause the Fund to pay a nondeductible 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income plus certain other amounts). The Fund may call Preferred Shares to maintain or restore the requisite asset coverage.

     If the Fund were to fail to qualify as a regulated investment company, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividend income" in the case of individual shareholders.

FEDERAL INCOME TAXATION OF PREFERRED SHAREHOLDERS

     The Fund believes that the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent attributable to the Fund's current and accumulated earnings and profits. It is possible, however, that the

Service might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, distributions by the Fund to Preferred Shareholders would constitute interest, whether or not they exceeded the Fund's earnings and profits, and would be taxed as ordinary income. The Fund believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated. On May 28, 2003, President Bush signed into the law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income" and generally will not qualify for the dividends received deduction available to corporations. Distributions from the Fund designated as capital gain dividends will be eligible for the rate applicable to long-term capital gains. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the tax basis of the Preferred Shares and, after such basis has been reduced to zero, will constitute capital gains (assuming such Preferred Shares are held as a capital asset).

     Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The Service currently takes the position that a regulated investment company that has two or more classes of stock must allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate the portion of its distributions as capital gain dividends in compliance with this position.

     The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling Preferred Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount received in exchange for the Preferred Shares and their basis in the Preferred Shares. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the redemption is treated as an exchange of stock under Section 302(b) of the Code. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

     The Fund may be required to withhold, for U.S. federal income taxes, a certain percentage of all dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the Service.

OTHER TAXATION

     Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rate as may be prescribed by any applicable treaty. (This U.S. federal tax rate may significantly exceed the effective U.S. federal tax that would apply if such foreign investors held their share of the Fund's assets directly rather than indirectly through their investment in the Fund.) Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general U.S. federal taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

TAX SHELTER REPORTING REGULATIONS

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Preferred Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Declaration of Trust dated April 7, 1998. The Declaration of Trust provides that the Board of Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Board of Trustees has authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which were initially classified as common shares. The Declaration of Trust also authorizes 100,000,000 shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders. The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of December 31, 2003.

                                                                     AMOUNT HELD
                                                                   BY FUND FOR ITS
TITLE OF CLASS                                 AMOUNT AUTHORIZED     OWN ACCOUNT     AMOUNT OUTSTANDING
--------------                                 -----------------   ---------------   ------------------
Common shares................................      Unlimited              0             180,010,000
Preferred Shares, Series M...................          5,600              0                0
Preferred Shares, Series T...................          5,600              0                0
Preferred Shares, Series W...................          5,600              0                0
Preferred Shares, Series TH..................          5,600              0                0
Preferred Shares, Series F...................          5,600              0                0

     Each common share represents an equal proportionate interest in the assets of the Fund with each other common share in the Fund. Common shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or Preferred Shares may limit the payment of dividends to the common shareholders. Each whole common share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board of Trustees may distribute the remaining assets of the Fund among the common shareholders.

     The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The Declaration of Trust further provides that obligations of the Fund are not binding upon trustees individually but only upon the property of the Fund and that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     While there are any Preferred Shares or borrowings outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the Preferred Shares (expected to equal the aggregate original purchase price of the Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a nationally recognized statistical rating organization and as a condition to borrowing money. This limitation on the Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to Preferred Shareholders in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or the principal amount of the borrowings to the holders thereof. See "-- Borrowings" below.

     The Fund has no present intention of offering additional common shares. Other offerings of its common shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per common share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing common shareholders or with the consent of a majority of the Fund's outstanding common shares. The common shares have no preemptive rights.

     The common shares trade on the NYSE under the symbol "VVR." The following table shows for the Fund's common shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per common share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per common share (expressed as a percentage) represented by these closing prices. The table also sets forth the average daily volume of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

                                                               PREMIUM/(DISCOUNT)
                                                                  MARKET PRICE
                                   PRICE            NAV              TO NAV         AVERAGE
                               -------------   -------------   ------------------    DAILY
CALENDAR QUARTER ENDED         HIGH     LOW    HIGH     LOW     HIGH       LOW      VOLUME
----------------------         -----   -----   -----   -----   -------   --------   -------
March 31, 2003...............  $7.29   $6.71   $7.74   $7.64   (5.81)%   (12.17)%   343,721
June 30, 2003................  $7.89   $7.23   $8.03   $7.70   (1.74)%    (6.10)%   435,211
September 30, 2003...........  $8.19   $7.73   $8.24   $8.04   (0.61)%    (3.86)%   438,798
December 31, 2003............  $8.74   $7.93   $8.46   $8.26    3.31%     (4.00)%   408,890

     On December 31, 2003, the last reported sales price of the Fund's common shares on the NYSE was $8.63 and the Fund's NAV was $8.46, representing a 2% premium of market price to NAV as of that date.

BORROWINGS

     The Fund's current fundamental investment restriction regarding senior securities allows the Fund, without prior approval of the common shareholders, to borrow money in an amount up to 33 1/3% of the Fund's total assets. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Fund. Certain types of borrowing may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) require that the lenders to the Fund have certain voting rights in the event of a failure to maintain certain asset coverage requirements. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the SAI.

     The Fund has filed a proxy statement seeking a shareholder vote to amend the aforementioned investment restriction regarding the Fund's use of financial leverage to allow the Fund to utilize financial leverage to the maximum extent allowable under the 1940 Act. The Fund expects to hold a shareholder meeting to vote on this proposal on April 8, 2004.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration of Trust. The Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the trustees, including the approval by a majority of the disinterested trustees of the Fund and (b) the lesser of (i) 67% or more of the Fund's common shares and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding common shares and preferred shares, each voting as a class. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of all outstanding preferred shares, including the Preferred Shares, and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the common shares. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares will be sold at NAV plus a sales load.

REPURCHASE OF COMMON SHARES

     Shares of closed-end management investment companies frequently trade at a discount to their NAVs but in some cases trade at a premium. In recognition of the possibility that the Fund's common shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of common shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. Common shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.

     Although the Board of Trustees believes that common share repurchases and tenders generally could have a favorable effect on the market price of the Fund's common shares, it should be recognized that the acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and decreasing the asset coverage available with respect to the Preferred Shares and any borrowing. Because of the nature of the Fund's investment objective and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the common shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tender offers. Interest on any such borrowings will reduce the Fund's net investment income. See "Description of Capital Structure -- Borrowings." Disposition of portfolio securities may increase the Fund's portfolio turnover rate and will result in related costs to the Fund.

     Even if a tender offer has been made, it is the Board of Trustees' announced policy, which may be changed by the Board of Trustees, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would (a) result in the delisting of the Fund's common shares from the NYSE or other national securities exchange (the Fund understands that the NYSE would consider delisting if the aggregate market value of the Fund's outstanding common shares is less than $5,000,000, the number of publicly held common shares falls below 600,000 or the number of round-lot holders falls below 1,200), (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level) or (c) result in a failure to comply with applicable asset coverage requirements; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering shareholders; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading in securities generally on the NYSE, the American Stock Exchange or other national securities exchange or national market system, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State,
(d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) threatened or actual conditions of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) any other event or condition which would have a material adverse effect on the Fund or its shareholders if common shares were repurchased. The Board of Trustees may modify these conditions in light of experience.

     Under the requirements of the 1940 Act, the Fund cannot accept tenders or effect repurchases of the common shares unless, after deducting the amount of the tender or repurchase price, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the Preferred Shares (expected to equal the aggregate original purchase price of the Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition, the Fund may be precluded from accepting tenders or effecting repurchases at any time dividends on the Preferred Shares or payment of interest or repayment of principal on any borrowings are in arrears. Any tender offer made by the Fund for its common shares will be at a price equal to the NAV of the common shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the NAV of the common shares and will establish procedures which will be specified in the tender offer documents, to enable common shareholders to ascertain readily such NAV. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate NAV in connection with determinations of pricing for tender offers, if any. Each offer will be made and common shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

     Should the Fund determine to make a tender offer for its common shares, a notice describing the tender offer, containing information common shareholders should consider in deciding whether to tender their common shares and including instructions on how to tender common shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain NAV during the pendency of a tender offer will also be set forth in the notice. When a tender offer is authorized to be made by the Fund's Board of Trustees, a common shareholder wishing to accept the offer will be required to tender all (but not less than all) of the common shares owned by such shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines in accordance with the terms of the offer to accept none of them. Each person tendering common shares will pay to the Fund a reasonable service charge, currently anticipated to be $25.00, subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive a fee as an offset to these costs. The Fund expects that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their common shares. Costs associated with the tender will be charged against capital. Tendered common shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury common shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If treasury common shares are retired, common shares issued and outstanding and capital in excess of par value will be reduced accordingly.

PREFERRED SHARES

     Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued.

     The Fund's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Board of Trustees may, without shareholder approval, authorize. The Preferred Shares have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board of Trustees may determine and as are set forth in the Fund's Certificate establishing the terms of the Preferred Shares. The number of shares of the preferred class or series authorized is limited to 100,000,000 and the shares authorized may be represented in part by fractional shares. Under the Fund's Certificate, the Board of Trustees has authorized the creation of 28,000 Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series M, T, W, TH and F Auction Rate Cumulative Preferred Shares.

                                  UNDERWRITING

     Citigroup Global Markets Inc. is acting as a representative of the underwriters named below (the "Underwriters"). Subject to the terms and conditions in the underwriting agreement dated the date hereof (the "Underwriting Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.

UNDERWRITERS                                     SERIES M   SERIES T   SERIES W   SERIES TH   SERIES F
------------                                     --------   --------   --------   ---------   --------
Citigroup Global Markets Inc. .................   2,520      2,520      2,520       2,520       2,520
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated......................   1,400      1,400      1,400       1,400       1,400
Lehman Brothers Inc. ..........................     672        672        672         672         672
Wachovia Capital Markets, LLC..................     672        672        672         672         672
A.G. Edwards & Sons, Inc. .....................     336        336        336         336         336
       Total...................................   5,600      5,600      5,600       5,600       5,600

     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

     The Underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $225 per share is equal to 0.90% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $37.50 per share on sales to certain other dealers. If all of the Preferred Shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before February 20, 2004.

     The Fund and the Adviser have each agreed that, for a period of 180 days from the date of the Underwriting Agreement, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than Preferred Shares. Citigroup Global Markets Inc., on behalf of the Underwriters, in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.

     Because an affiliate of Citigroup Global Markets Inc. will receive a portion of the net proceeds, this offering is being conducted pursuant to conduct Rule 2710(c)(8) of the National Association of Securities Dealers, Inc. The Fund anticipates that from time to time certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transaction after they have ceased to be Underwriters and, subject to certain conditions, may act as brokers while they are Underwriters.

     The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees set forth under "Description of Preferred Shares" and in the SAI.

     The Fund and the Adviser have agreed to indemnify the Underwriters in connection with this offering against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

                                    EXPERTS

     The financial statements of the Fund at July 31, 2003 and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the fiscal years ended 2000 through 2003 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Deloitte & Touche LLP's authority as experts in accounting and auditing. The address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois. The selected per share data and ratios set forth under the caption "Financial Highlights" for the fiscal year ended July 31, 1999 and for the fiscal period ended July 31, 1998 were audited by the Fund's former independent auditors.

                              FURTHER INFORMATION

     The Fund has filed with the SEC, Washington, DC, a registration statement under the Securities Act with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files other Fund-related reports and information with the SEC. The Fund's registration statement, reports, proxy and information statements and other information may be inspected without charge at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the SEC. Call 1-800-SEC-0330 for information about the SEC's public reference room. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE located at 20 Broad Street, New York, New York 10005.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

The Fund....................................................  B-2
Investment Restrictions.....................................  B-2
Trustees and Officers.......................................  B-4
Portfolio Transactions......................................  B-10
Investment Management and Other Services....................  B-12
Repurchase Of Shares........................................  B-13
Fund Structure..............................................  B-14
Portfolio Turnover Rate.....................................  B-15
Number of Holders of Securities.............................  B-15
Additional Information Concerning the Auctions for Preferred
  Shares....................................................  B-15
Description of Preferred Shares.............................  B-22
Federal Taxation............................................  B-29
Appendix A: Ratings of Investments..........................  A-1
Appendix B: Form of Certificate of Vote.....................  B-1
Appendix C: Proxy Voting Policies and Procedures............  C-1
Financial Statements........................................  F-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  $700,000,000

                         VAN KAMPEN SENIOR INCOME TRUST

                    AUCTION RATE CUMULATIVE PREFERRED SHARES

                           5,600 SHARES, SERIES M
                           5,600 SHARES, SERIES T
                           5,600 SHARES, SERIES W
                           5,600 SHARES, SERIES TH
                           5,600 SHARES, SERIES F

                    $25,000 LIQUIDATION PREFERENCE PER SHARE

                             ---------------------

                                   PROSPECTUS

                               FEBRUARY 18, 2004

                             ---------------------

                                   CITIGROUP
                              MERRILL LYNCH & CO.
                           A.G. EDWARDS & SONS, INC.
                                LEHMAN BROTHERS
                              WACHOVIA SECURITIES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VAN KAMPEN SENIOR INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 18, 2004

     Van Kampen Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. The Fund's investment adviser is Van Kampen Asset Management ("Asset Management" or the "Adviser").

     The Fund is offering 5,600 Series M, 5,600 Series T, 5,600 Series W, 5,600 Series TH and 5,600 Series F Auction Rate Cumulative Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (collectively "Preferred Shares").

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated February 18, 2004. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge, by calling (800) 847-2424 (or (800) 421-2833 for the hearing impaired) or by writing to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

     Capitalized terms used in this SAI and not otherwise defined are defined in the Fund's Certificate of Vote (the "Certificate") attached hereto as Appendix B.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
The Fund....................................................   B-2
Investment Restrictions.....................................   B-2
Trustees and Officers.......................................   B-4
Portfolio Transactions......................................  B-10
Investment Management and Other Services....................  B-12
Repurchase of Shares........................................  B-13
Fund Structure..............................................  B-14
Portfolio Turnover Rate.....................................  B-15
Number of Holders of Securities.............................  B-15
Additional Information Concerning the Auctions for Preferred  B-15
  Shares....................................................
Description of Preferred Shares.............................  B-22
Federal Taxation............................................  B-29
Appendix A: Ratings of Investments..........................   A-1
Appendix B: Form of Certificate of Vote.....................   B-1
Appendix C: Proxy Voting Policy and Procedures..............   C-1
Financial Statements........................................   F-1

     The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed or inspected at the SEC's office for no charge. The registration statement is also available on the SEC's website (WWW.SEC.GOV).

                                    THE FUND

     The Fund changed its name from "Van Kampen American Capital Senior Income Trust" to "Van Kampen Senior Income Trust" in 1998. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating rate or variable rate senior loans ("Senior Loans") to corporations, partnerships, and other entities ("Borrowers") which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The value of the Fund's portfolio may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. No assurance can be given that the Fund will achieve its investment objective.

                            INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities). All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy (except with respect to restriction number 3 below). In accordance with the foregoing, the Fund may not:

     1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities) if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.

     2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

     3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.

     4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

     5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

     6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

     7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

     8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute such control or participation.

     9. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by
(i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief from the provisions of the 1940 Act.

     10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under loan agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

     11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under loan agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

     12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     For purposes of investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the lender selling a participation and any persons interpositioned between such lender and the Fund as an issuer, including: the terms of the loan agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such lender or interpositioned person; general economic conditions applicable to such lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such lender or interpositioned person incurred by the Fund.

     For purposes of investment restriction number 9, as of the date of this SAI, the 1940 Act generally limits a fund's ability to invest in other investment companies as follows: the Fund and companies it controls cannot own more than 3% of an acquired fund's voting stock in; the securities of an acquired fund cannot exceed more than 5% of the assets of the Fund and companies it controls; and the securities of acquired funds as a group cannot exceed more than 10% of the assets of the Fund and companies it controls. The Fund will rely on representations of Borrowers in loan agreements in determining whether such Borrowers are investment companies.

     The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Asset Management, Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by Asset Management or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                            TERM OF                                                     FUNDS IN
                                          OFFICE AND                                                      FUND
                            POSITION(S)    LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                         OVERSEEN
OF INDEPENDENT TRUSTEE         FUND         SERVED      DURING PAST 5 YEARS                            BY TRUSTEE
David C. Arch (58)          Trustee      Trustee since  Chairman and Chief Executive Officer of            88
Blistex Inc.                                 1998       Blistex Inc., a consumer health care products
1800 Swift Drive                                        manufacturer. Former Director of the World
Oak Brook, IL 60523                                     Presidents Organization-Chicago Chapter.
                                                        Director of the Heartland Alliance, a
                                                        nonprofit organization serving human needs
                                                        based in Chicago.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
David C. Arch (58)          Trustee/Director/
Blistex Inc.                Managing General
1800 Swift Drive            Partner of funds in
Oak Brook, IL 60523         the Fund Complex.

                                                                                                       NUMBER OF
                                            TERM OF                                                     FUNDS IN
                                          OFFICE AND                                                      FUND
                            POSITION(S)    LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS        HELD WITH       TIME       PRINCIPAL OCCUPATION(S)                         OVERSEEN
OF INDEPENDENT TRUSTEE         FUND         SERVED      DURING PAST 5 YEARS                            BY TRUSTEE
Rod Dammeyer (63)           Trustee      Trustee since  President of CAC, llc., a private company          88
CAC, llc.                                    1998       offering capital investment and management
4350 LaJolla Village Drive                              advisory services. Prior to July 2000,
Suite 980                                               Managing Partner of Equity Group Corporate
San Diego, CA 92122-6223                                Investment (EGI), a company that makes
                                                        private investments in other companies.
Howard J Kerr (68)          Trustee      Trustee since  Prior to 1998, President and Chief Executive       88
736 North Western Avenue                     1998       Officer of Pocklington Corporation, Inc., an
P.O. Box 317                                            investment holding company. Director of the
Lake Forest, IL 60045                                   Marrow Foundation.
Hugo F. Sonnenschein (63)   Trustee      Trustee since  President Emeritus and Honorary Trustee of         88
1126 E. 59th Street                          1998       the University of Chicago and the Adam Smith
Chicago, IL 60637                                       Distinguished Service Professor in the
                                                        Department of Economics at the University of
                                                        Chicago. Prior to July 2000, President of the
                                                        University of Chicago. Trustee of the
                                                        University of Rochester and a member of its
                                                        investment committee. Member of the National
                                                        Academy of Sciences, the American
                                                        Philosophical Society and a fellow of the
                                                        American Academy of Arts and Sciences.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Rod Dammeyer (63)           Trustee/Director/
CAC, llc.                   Managing General
4350 LaJolla Village Drive  Partner of funds in
Suite 980                   the Fund Complex.
San Diego, CA 92122-6223    Director of
                            Stericycle, Inc.,
                            TheraSense, Inc.,
                            GATX Corporation,
                            Vantana Medical
                            Systems, Inc. and
                            Trustee of The
                            Scripps Research
                            Institute and the
                            University of Chicago
                            Hospitals and Health
                            Systems. Prior to
                            January 2004,
                            Director of TeleTech
                            Holdings Inc. and
                            Arris Group, Inc.
                            Prior to May 2002,
                            Director of Peregine
                            Systems Inc. Prior to
                            February 2001, Vice
                            Chairman and Director
                            of Anixter
                            International, Inc.
                            and IMC Global Inc.
                            Prior to July 2000,
                            Director of Allied
                            Riser Communications
                            Corp., Matria
                            Healthcare Inc.,
                            Transmedia Networks,
                            Inc., CNA Surety,
                            Corp. and Grupo
                            Azcarero Mexico
                            (GAM). Prior to April
                            1999, Director of
                            Metal Management,
                            Inc.
Howard J Kerr (68)          Trustee/Director/
736 North Western Avenue    Managing General
P.O. Box 317                Partner of funds in
Lake Forest, IL 60045       the Fund Complex.
                            Director of the Lake
                            Forest Bank & Trust.
Hugo F. Sonnenschein (63)   Trustee/Director/
1126 E. 59th Street         Managing General
Chicago, IL 60637           Partner of funds in
                            the Fund Complex.
                            Director of Winston
                            Laboratories, Inc.

                              INTERESTED TRUSTEES*

                                                                                                         NUMBER OF
                                              TERM OF                                                     FUNDS IN
                                            OFFICE AND                                                      FUND
                              POSITION(S)    LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS          HELD WITH       TIME                  PRINCIPAL OCCUPATION(S)              OVERSEEN
OF INTERESTED TRUSTEE            FUND         SERVED                   DURING PAST 5 YEARS               BY TRUSTEE
Richard F. Powers, III* (58)  Trustee      Trustee since  Advisory Director of Morgan Stanley. Prior to      88
1 Parkview Plaza                               1999       December 2002, Chairman, Director, President,
P.O. Box 5555                                             Chief Executive Officer and Managing Director
Oakbrook Terrace, IL 60181                                of Van Kampen Investments and its investment
                                                          advisory, distribution and other
                                                          subsidiaries. Prior to December 2002,
                                                          President and Chief Executive Officer of
                                                          funds in the Fund Complex. Prior to May 1998,
                                                          Executive Vice President and Director of
                                                          Marketing at Morgan Stanley and Director of
                                                          Dean Witter, Discover & Co. and Dean Witter
                                                          Realty. Prior to 1996, Director of Dean
                                                          Witter Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee since  Partner in the law firm of Skadden, Arps,          88
333 West Wacker Drive                          1998       Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                         funds in the Fund Complex.


NAME, AGE AND ADDRESS          OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            HELD BY TRUSTEE
Richard F. Powers, III* (58)  Trustee/Director/
1 Parkview Plaza              Managing General
P.O. Box 5555                 Partner of funds in
Oakbrook Terrace, IL 60181    the Fund Complex.

Wayne W. Whalen* (64)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of funds in the Fund Complex and the Adviser by reason of his former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Mitchell Merin (50)           President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since November 2002. Trustee/Director/Managing
New York, NY 10020            Officer                         General Partner of certain funds in the Fund Complex since
                                                              1999. Chairman, President, Chief Executive Officer and
                                                              Director of the Adviser and Van Kampen Advisors Inc. since
                                                              December 2002. Chairman, President and Chief Executive
                                                              Officer of Van Kampen Investments since December 2002.
                                                              Director of Van Kampen Investments since December 1999.
                                                              Chairman and Chief Executive Officer and Director of Van
                                                              Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment
                                                              Management since December 1998. President and Director since
                                                              April 1997 and Chief Executive Officer since June 1998 of
                                                              Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                              Services Company Inc. Chairman, Chief Executive Officer and
                                                              Director of Morgan Stanley Distributors Inc. since June
                                                              1998. Chairman since June 1998, and Director since January
                                                              1998 of Morgan Stanley Trust. Director of various Morgan
                                                              Stanley subsidiaries and President of the Morgan Stanley
                                                              Funds since May 1999. Chief Executive Officer from September
                                                              2002 to April 2003 and Vice President from May 1997 to April
                                                              1999 of the Morgan Stanley Funds. Chief Strategic Officer of
                                                              Morgan Stanley Investment Advisors Inc. and Morgan Stanley
                                                              Services Company Inc. and Executive Vice President of Morgan
                                                              Stanley Distributors Inc. from April 1997 to June 1998.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

Stephen L. Boyd (63)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Adviser and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Adviser and Van Kampen Advisors Inc. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Adviser. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Adviser. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive Officer               and Managing Director of Morgan Stanley Investment
                                                              Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.

A. Thomas Smith III (47)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                            Van Kampen Advisors Inc., the Distributor, Investor Services
                                                              and certain other subsidiaries of Van Kampen Investments.
                                                              Managing Director and General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice President and
                                                              Secretary of funds in the Fund Complex. Prior to July 2001,
                                                              Managing Director, General Counsel, Secretary and Director
                                                              of Van Kampen Investments, the Adviser, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to December 2000, Executive Vice
                                                              President, General Counsel, Secretary and Director of Van
                                                              Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                              the Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to January
                                                              1999, Vice President and Associate General Counsel to New
                                                              York Life Insurance Company ("New York Life"), and prior to
                                                              March 1997, Associate General Counsel of New York Life.
                                                              Prior to December 1993, Assistant General Counsel of The
                                                              Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                              Willke Farr & Gallagher. Prior to January 1989, Staff
                                                              Attorney at the Securities and Exchange Commission, Division
                                                              of Investment Management, Office of Chief Counsel.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.

     Each trustee who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60 is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                Name(1)                     Fund(2)       Expenses(3)    Retirement(4)     Complex(5)
                -------                   ------------    -----------    -------------    -------------
David C. Arch                              17,977           $18,589        $147,500         $193,811
Rod Dammeyer                               17,977            31,814         147,500          177,971
Howard J Kerr                              17,977            58,713         147,500          193,811
Hugo F. Sonnenschein                       17,977            32,178         147,500          193,811
Wayne W. Whalen                            17,977            63,604         147,500          251,811

---------------

(1) Trustees not eligible for compensation are not included in the Compensation Table.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended July 31, 2003. The following trustees deferred compensation from the Fund during the fiscal year ended July 31, 2003: Mr. Dammeyer, $17,977; Mr. Sonnenschein, $17,977; and

    Mr. Whalen, $17,977. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended July 31, 2003 is as follows: Mr. Dammeyer, $74,882; Mr. Kerr, $8,033; Mr. Sonnenschein, $72,263; and Mr. Whalen, $82,459. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003, before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

     During the Fund's last fiscal year, the Board of Trustees had two standing committees (an audit committee and a retirement plan committee) and one ad hoc committee (a nominating committee). The Fund's audit committee consists of Messrs. Arch, Dammeyer, Kerr and Sonnenschein, all of whom are not interested persons of the Fund. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments which the accountants may have regarding the Fund's financial statements, books of account or internal controls. The Fund's audit committee financial expert is Mr. Dammeyer. The Board's retirement plan committee consists of Messrs. Arch, Dammeyer and Sonnenschein, all of whom are not interested persons of the Fund. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters which arise with respect thereto. During the Fund's last fiscal year, the audit committee of the Board held two meetings. The retirement plan committee of the Board does not meet on a regular basis, but does meet on an ad hoc basis as necessary to administer the retirement plan.

     The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this SAI, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2003 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            IN THE FUND               IN THE FUND COMPLEX
---------------         -----------------  ---------------------------------------
David C. Arch             $1 - $10,000               $50,001 - $100,000
Rod Dammeyer              $1 - $10,000                  Over $100,000
Howard J Kerr             $1 - $10,000                  $1 - $10,000
Hugo F. Sonnenschein      $1 - $10,000                  Over $100,000

INTERESTED TRUSTEES

                                              AGGREGATE DOLLAR RANGE OF EQUITY
                         DOLLAR RANGE OF   SECURITIES IN ALL REGISTERED INVESTMENT
                        EQUITY SECURITIES       COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            IN THE FUND               IN THE FUND COMPLEX
---------------         -----------------  ---------------------------------------
Richard F. Powers, III    $1 - $10,000                  Over $100,000
Wayne W. Whalen           $1 - $10,000                  Over $100,000

     As of December 31, 2003, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

                                 CODE OF ETHICS

     The Fund and the Adviser have adopted a code of ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

     The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or payment of copying fees, by writing the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

     With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See sections entitled "Investment Objective and Investment Policies and "Risk Factors" in the Prospectus.

     With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold common shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser or Van Kampen Investments.

     If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

     If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net assets and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

     Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Board of Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

     The Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Board of Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Board of Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE ADVISER

     The Adviser is a wholly-owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181.

     Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $84 billion under management or supervision as of December 31, 2003. Van Kampen Investments has more than 50 open-end and 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

INVESTMENT ADVISORY AGREEMENT

     The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund will continue in effect from year to year, unless terminated as described below, if approved annually (a) by the Board of Trustees of the Fund or by a majority of the Fund's common shares and (b) by a majority of the trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the common shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies. The Board of Trustees reviewed reports from third parties about the foregoing factors. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     The Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. For the services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of advisory fees when leverage is utilized. Under the Advisory Agreement, the Adviser also furnishes offices and necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the common shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of common shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of common shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the administration agreement and any extraordinary expenses of a nonrecurring nature. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

THE ADMINISTRATOR

     The administrator for the Fund is Van Kampen Investments.

OTHER AGREEMENTS

     LEGAL SERVICES AGREEMENT. The Fund has entered into a Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Certain other funds advised by the Adviser are distributed by the Distributors, an indirect affiliate of the Fund, and also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributors one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                              REPURCHASE OF SHARES

     Shares of closed-end management investment companies frequently trade at a discount to their NAVs but in some cases trade at a premium. In recognition of the possibility that the Fund's common shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of common shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. common shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.

     Even if a tender offer has been made, the announced policy of the Board of Trustees, which may be changed by the Board of Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Board of Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Internal Revenue Code (the "Code") (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its common shares if common shares were repurchased. The Board of Trustees may modify these conditions in light of experience.

     Any tender offer made by the Fund for its common shares will be at a price equal to the NAV of the common shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the NAV of the common shares and will establish procedures which will be specified in the tender offer documents, to enable common shareholders to ascertain readily such NAV. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate NAV in connection with determinations of pricing for tender offers, if any. Each offer will be made and common shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

     Tendered common shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury common shares will be recorded and reported as an offset to shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury common shares are retired, common shares issued and outstanding and capital in excess of par value will be reduced accordingly.

     If the Fund must liquidate portfolio securities in order to repurchase common shares tendered, the Fund may realize gains and losses.

                                 FUND STRUCTURE

     The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through the future conversion to a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure. In addition, the Fund's Board of Trustees presently does not intend to effect any conversion in which
(i) the master fund does not have substantially the same management team, investment objective, investment policies and investment restrictions as the Fund just prior to the conversion, (ii) the value of the shareholder's investment in Fund would not be the same immediately after the conversion as it was immediately before such conversion or (iii) an increase in the Fund's expense ratios is expected as a result of the conversion.

                            PORTFOLIO TURNOVER RATE

     The annual rates of the Fund's total portfolio turnover for the periods ended July 31, 2000, July 31, 2001, July 31, 2002 and July 31, 2003, were 57%,
55%, 65% and 78%, respectively. The annual turnover rate of the Fund is generally expected to be between 50% and 100%, although as part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Fund also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower.

                        NUMBER OF HOLDERS OF SECURITIES

     At January 31, 2004:

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common shares of beneficial interest, par value $0.01 per
  share.....................................................       894
Preferred shares of beneficial interest, par value $0.01 per
  share.....................................................         0

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

GENERAL

     The Certificate provides that the Applicable Rate for each Dividend Period of shares of each series shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each such series (an "Auction Date") from implementation of the Auction Procedures set forth in the Certificate and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Certificate. Capitalized terms used but not defined have the definitions set forth in the Certificate.

     AUCTION AGENCY AGREEMENT. The Fund has entered into an auction agency agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

     BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provides for the participation of those Broker-Dealers in Auctions for shares of a series of Preferred Shares. See "Broker-Dealers" below.

     SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Certificate. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of Holders of preferred shares to elect a majority of the Fund's Trustees, as described under "Description of Preferred Shares -- Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

     (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

     (i) "Hold Order" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Dividend Period of such shares;

     (ii) "Bid" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Dividend Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

     (iii) "Sell Order" -- indicating the number of Outstanding shares, if any, of such that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Dividend Period; and

     (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

     The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its

Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of Preferred Shares an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 7 Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of Preferred Shares that offers to become the Beneficial Owner of additional shares of such series of Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of a series of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "-- Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares of such series of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "-- Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Share that is fewer than the number of shares of such series specified in its Order. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See
"-- Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "Description of Preferred Shares -- Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

     (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

     (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

     (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

     (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     (iv) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

     (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of such series.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Dividend Period. See "-- Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "-- Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

     (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

     (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

     (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

     (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

     If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

     (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

     (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

     (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     If any Existing Holder selling shares of a series of Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

                        DESCRIPTION OF PREFERRED SHARES

     The descriptions of the Preferred Shares contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust and the Certificate. A form of the Certificate is attached as Appendix B to this SAI. A copy of the Declaration of Trust is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The Preferred Shares will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "-- Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

     On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

     Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "-- Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See
"-- Default Period."

     The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent.

     DETERMINATION OF DIVIDEND RATE. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

     Dividend Periods after the initial Dividend Period shall either be Standard Dividend Periods (7 days) or, subject to certain conditions and with notice to Holders, Special Dividend Periods.

     A Special Dividend Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Dividend Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Dividend Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Dividend Period.

     Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

     The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount and with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares.

     The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

     Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

     NOTIFICATION OF DIVIDEND PERIOD. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Dividend Period and that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "-- Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "-- Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and
(v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

     If the Fund proposes to designate any Special Dividend Period, not fewer than 7 Business Days (or two Business Days in the event the duration of the Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either
(x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period in which latter event the succeeding Dividend Period shall be a Standard Dividend Period.

     No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

     (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period.

     If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

     DEFAULT PERIOD. A "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in Fund in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and, (together, a Dividend Default and a Redemption Default are hereinafter referred to as "Default").

     A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in Fund in same-day funds with the Paying Agent.

     In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

     Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

     No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

RESTRICTIONS ON DIVIDENDS, REDEMPTION AND OTHER PAYMENTS

     Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility program, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited unless there is no event of default under indebtedness senior to the Preferred Shares, if any, and immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

     For so long as the Preferred Shares are Outstanding, except as otherwise provided in the Certificate, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to common shares or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and
(iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any mandatory provision for redemption including shares of the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Certificate.

     For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividend per share on the Preferred Shares and such other series of preferred shares bear to each other.

REDEMPTION

     OPTIONAL REDEMPTION. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemp-tion Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

     MANDATORY REDEMPTION. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

     Preferred shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

     The Fund shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

     The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

     REDEMPTION PROCEDURE. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date,
(ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

     If fewer than all of the shares of a series of Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions.

     Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

     If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the Preferred Shares called for redemption on such date and
(ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

     So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all shares of beneficial interest of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Certificate limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible

Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

     The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with Rating Agency guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

     PREFERRED SHARES BASIC MAINTENANCE AMOUNT. The Fund will be required under Rating Agency guidelines to maintain, as of each Business Day on which the Preferred Shares are outstanding, assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Preferred Shares. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain of the Preferred Shares.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

     The Discount Factors, the criteria used to value the Eligible Assets in the Fund's portfolio for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount, are based on the criteria established in connection with the rating the Preferred Shares. The Moody's Discount Factor and the Fitch Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Moody's Discount Factor and Fitch Discount Factor of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "Aaa" credit rating from Moody's or the "AAA" credit rating from Fitch.

     A Rating Agency's guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares. The ratings assigned to Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of Preferred Shares should be evaluated independently of any other rating.

     Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

     1940 ACT PREFERRED SHARES ASSET COVERAGE. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

VOTING

     All voting rights (as described in the Prospectus under "Description of Capital Structure" and "Description of Preferred Shares -- Voting Rights") will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in Fund to effect such redemption.

     The Board of Trustees may without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Certificate or Declaration of Trust by the Rating Agencies in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the Preferred Shares.

RESTRICTIONS ON TRANSFER

     Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, or (b) to or through a Broker-Dealer. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.

                                FEDERAL TAXATION

     The following is intended to be a generally summary of certain federal income tax considerations regarding the purchase, ownership and disposition of Preferred Shares of the Fund. It is not intended as a complete discussion of all of the potential federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possible with retroactive effect.

FEDERAL TAXATION OF THE FUND

     The Fund has elected to be, and intends to qualify each year for treatment as, a regulated investment company, under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), it will generally not be required to pay federal income taxes on any income (including any net capital gain) it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement.

     In order to qualify as a regulated investment company, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies. The Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividends. Such distributions, however, would be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals who satisfy certain holding period and other requirements and (ii) for the dividends received deduction in the case of corporate shareholders who satisfy certain holding period and other requirements. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) Preferred Shares in order to maintain or restore the asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Preferred Shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and/or (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

FEDERAL INCOME TAXATION OF HOLDERS OF PREFERRED SHARES

     The Fund believes that the Preferred Shares will constitute stock of the Fund and distributions of the Fund's investment company taxable income will generally be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the Fund's earnings and profits, and would be taxed as ordinary income. The Fund believes, however, that such a position, if asserted by the IRS, would be unlikely to prevail if the issuer were properly litigated. On May 28, 2003, President Bush signed into the law the Jobs and Growth Tax Relief Reconciliation Act of 2003, which contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates apply to long-term capital gains from sales or exchanges in taxable years ending on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rates applicable to "qualified dividend income" and generally will not qualify for the dividends received deduction available to corporations. Distributions from the Fund designated as capital gain dividends will be eligible for the rate applicable to long-term capital gains. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between the amount received in exchange for the shares and their adjusted tax basis in the shares sold. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

     For federal income tax purposes, the IRS currently requires that a regulated investment company that has two or more classes of shares allocated to each such class proportionate amounts of each type of its income

(such as ordinary income and net capital gain) for each tax year. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during the year to such class. Accordingly, the Fund intends to designate distributions made to holders of common shares and holders of Preferred Shares in accordance with each such class's proportionate share of the total dividends paid to both classes.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities ("Non-U.S. Shareholders") will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-U.S. Shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and gross proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding, Non-U.S. Shareholders must generally provide a properly completed IRS Form W-8BEN (or other applicable form) certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such Non-U.S. shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                      APPENDIX A -- RATINGS OF INVESTMENTS

DESCRIPTION OF MOODY'S DEBT RATINGS

     Aaa -- Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note -- Those bonds in the "Aa", "A," "Baa," "Ba" and "B" categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols "Aa1," "A1," "Baa1," "Ba1" and "B1."

     Short-term Notes -- The four ratings of Moody's for short-term notes are "MIG 1/VMIG1," "MIG 2/VMIG2," "MIG 3/VMIG3" and "MIG 4/VMIG4." "MIG 1/VMIG1" denotes "best quality . . . strong protection by established cash flows." "MIG2/VMIG2" denotes "high quality" with ample margins of protection. "MIG3/VMIG3" notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades." "MIG 4/VMIG4" notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put features, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

     BB, B, CCC, CC and C -- Obligations rated "BB", "B", "CCC", "CC" and "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to non-payment.

     C -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit ratings. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM CREDIT RATINGS

     A-1 -- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet financial commitment on these obligations is extremely strong.

     A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than the obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C -- A short-term obligation rated "C" is currently vulnerable to non-payment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                   APPENDIX B -- FORM OF CERTIFICATE OF VOTE

                         VAN KAMPEN SENIOR INCOME TRUST

                    FORM OF CERTIFICATE OF VOTE ESTABLISHING
                A CLASS OF PREFERRED SHARES (THE "CERTIFICATE")

     Van Kampen Senior Income Trust, a Massachusetts business trust (the "Trust"), certifies that:

     FIRST: Article VI of the Trust's Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Certificate herein called the "Declaration") empowers the Board of Trustees of the Trust (the "Board") to authorize the issuance of one or more series of a class of preferred shares, provided that to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), no such series shall have priority over any other series within its class upon the distribution of assets or in respect of the payment of dividends.

     SECOND: Pursuant to the authority so vested in the Board of Trustees of the Trust, the Board has, by resolution, authorized the creation of 28,000 Auction Rate Cumulative Preferred Shares, $0.01 par value, liquidation preference $25,000 per share, classified as Series M, T, W, TH and F (collectively, the "Series") Auction Rate Cumulative Preferred Shares (collectively, the "Preferred Shares").

     THIRD: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series of Preferred Shares are as follows:

                                  DESIGNATION

     SERIES M: A series of 5,600 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series M Auction Rate Cumulative Preferred Shares" ("Series M"). Each share of Series M may be issued on a date to be determined by the Board or pursuant to their delegated authority; have an initial Applicable Rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Trust, as are set forth in Part I and Part II of this Certificate. The Series M shall constitute a separate series of Preferred Shares of the Trust.

     SERIES T: A series of 5,600 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series T Auction Rate Cumulative Preferred Shares" ("Series T"). Each share of Series T may be issued on a date to be determined by the Board or pursuant to their delegated authority; have an initial Applicable Rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Trust, as are set forth in Part I and Part II of this Certificate. The Series T shall constitute a separate series of Preferred Shares of the Trust.

     SERIES W: A series of 5,600 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series W Auction Rate Cumulative Preferred Shares" ("Series W"). Each share of Series W may be issued on a date to be determined by the Board or pursuant to their delegated authority; have an initial Applicable Rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Trust, as are set forth in Part I and Part II of this Certificate. The Series W shall constitute a separate series of Preferred Shares of the Trust.

     SERIES TH: A series of 5,600 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series TH Auction Rate Cumulative Preferred Shares" ("Series TH"). Each share of Series TH may be issued on a date to be determined by the Board or pursuant to their delegated authority; have an initial

Applicable Rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Trust, as are set forth in
Part I and Part II of this Certificate. The Series TH shall constitute a separate series of Preferred Shares of the Trust.

     SERIES F: A series of 5,600 Preferred Shares, liquidation preference $25,000 per share, is hereby designated "Series F Auction Rate Cumulative Preferred Shares" ("Series F"). Each share of Series F may be issued on a date to be determined by the Board or pursuant to their delegated authority; have an initial Applicable Rate and an initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in the Declaration applicable to preferred shares of the Trust, as are set forth in Part I and Part II of this Certificate. The Series F shall constitute a separate series of Preferred Shares of the Trust.

     Subject to the provisions of Section 3(j) of Part I of this Certificate, the Board may, in the future, authorize the issuance of additional series of the Trust's preferred shares, including additional Series of Preferred Shares, as long as any additional series of preferred shares has the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of each of the respective Series herein described, except that the Applicable Rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Certificate.

     As used in Part I and Part II of this Certificate, capitalized terms shall have the meanings provided in Section 19 of Part I of this Certificate.

                                    PART I:

                         TERMS OF THE PREFERRED SHARES

1.  NUMBER OF SHARES; RANKING.

     (a) The initial number of authorized shares constituting Series M is 5,600 shares. The initial number of authorized shares constituting Series T is 5,600 shares. The initial number of authorized shares constituting Series W is 5,600 shares. The initial number of authorized shares constituting Series TH is 5,600 shares. The initial number of authorized shares constituting Series F is 5,600 shares. No fractional shares of any Series shall be issued.

     (b) Shares of each Series which at any time have been redeemed or purchased by the Trust shall, after such redemption or purchase, have the status of authorized but unissued preferred shares.

     (c) Shares of each Series shall rank on a parity with shares of any other series of preferred shares (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

     (d) No Holder of shares of any Series shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any shares of any Series, any Common Shares of the Trust or any other securities of the Trust which it may hereafter issue or sell.

2.  DIVIDENDS.

     (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

     (b) (i) Dividends shall be payable when, as and if declared by the Board following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series, as follows:

          (A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided however, if the Dividend Period is more than 91 days, then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

          (B) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

             (ii) If a day for payment of dividends resulting from the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

             (iii) The Trust shall pay to the Paying Agent not later than 12:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for a Series, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.

             (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.

             (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of shares of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the share ledger or share records of the Trust on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

     (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders), then the dividend rate on the shares of that Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below) or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The rate per annum at which dividends are payable on shares of each Series as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

          (ii) Subject to the cure provisions in Section 2(c)(iii) below, a "Default Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with a Dividend Default, a "Default").

          Subject to the cure provisions of Section 2(c)(iii) below, a Default Period shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, no Auction shall be held during a Default Period applicable to that Series, and the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period.

          (iii) No Default Period shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

          (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

     (e) For so long as the Preferred Shares are Outstanding, except as otherwise contemplated by Part I of this Certificate, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of the Trust ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust's preferred shares, including the Preferred Shares, and
(iii) the Trust has redeemed the full number of preferred shares required to be redeemed by any mandatory provision for redemption, including any Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of this Certificate.

     (f) For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any series of shares of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

     (g) The Trust will not declare, pay or set apart for payment any dividend or other distribution in respect to any Series (i) if there is any event of payment default which has occurred and is continuing under indebtedness senior to such Series (such senior indebtedness including but not limited to indebtedness under any commercial paper program) or (ii) unless immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the asset coverage requirements under the indebtedness senior to such Series.

3. REDEMPTION.

     (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Massachusetts law, the Trust may, at its option, redeem in whole or in part, out of funds legally available therefor, shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period, by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period, by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of this Certificate; provided, however, that during a Dividend Period of more than one year no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust gives such notice and on the Redemption Date, (A) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of shares of each Series by reason of the redemption of each Series on the Redemption Date and (B) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and takes the other action required thereby.

          (ii) If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iv) of this
     Section 3.

          (iii) [Reserved]

          (iv) In determining the Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Trust shall allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Holders of the Preferred Shares in proportion to the number of shares they hold and other preferred shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iv). The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (each a "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Preferred Shares which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with other preferred shares which are subject to mandatory redemption under provisions similar to those contained in this
     Section 3, or if the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which the Trust will have such funds available upon notice pursuant to Section 3(b) to record owners of the Preferred Shares to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of Preferred Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Preferred Shares are to be redeemed pursuant to this Section 3(a)(iv), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of such shares held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

     (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission (the "Commission") so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder.

     (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred shares, including the Preferred Shares, may be redeemed at the option of the Trust unless all dividends in arrears on the Outstanding Preferred Shares and any other preferred shares have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

     (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Trust has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the Redemption Price specified herein, but without any interest or other additional amount. Such Redemption Price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate Redemption Price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such Redemption Date shall, to the extent permitted by law, be paid to the Trust, after which time the Holders of shares of each Series so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

     (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. A failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

     (f) All moneys paid to the Paying Agent for payment of the Redemption Price of shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of shares so to be redeemed.

     (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the Redemption Price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

     (h) Except for the provisions described above, nothing contained in this Certificate limits any right of the Trust to purchase or otherwise acquire any shares of any Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of any Series for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares of any Series which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board.

     (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(i) of Part I of this Certificate, the Board may authorize, create or issue other series of preferred shares, including other series of Preferred Shares and other series of preferred shares ranking on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, to the extent permitted by the 1940 Act, as amended, if upon issuance, the net proceeds from the sale of such preferred shares (or such portion thereof needed to redeem or repurchase the Outstanding Preferred Shares) are deposited with the Auction Agent in accordance with Section 3(d) of Part I of this Certificate, Notice of Redemption as contemplated by Section 3(b) of
Part I of this Certificate has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Preferred Shares or, if upon the issuance of any such series, the Trust would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12 of Part I of this Certificate.

     (k) Notwithstanding anything herein to the contrary, redemptions of preferred shares pursuant to this Section 3 shall comply with the terms and covenants of any commercial paper program and no such redemptions shall be permitted to the extent they will cause an event of default under such agreements.

4. DESIGNATION OF DIVIDEND PERIOD.

     (a) The initial Dividend Period for each Series is as set forth under "Designation" above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Trust shall have mailed a Notice of Redemption with respect to any shares of any Series, the redemption price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Dividend Period, the Trust has confirmed that as of the Auction Date next preceding the first day of such Special Dividend Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, and the Trust has consulted with the Broker-Dealers and has provided notice of such designation and a Preferred Shares Basic Maintenance Certificate to each Rating Agency.

     (b) If the Trust proposes to designate any Special Dividend Period, not fewer than 7 Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof, and (B) that the Trust will, by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

          (i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof, and (B) the terms of any Specific Redemption Provisions; or

          (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Dividend Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of Paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

5. RESTRICTIONS ON TRANSFER.

     Shares of each Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6. VOTING RIGHTS.

     (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of any Series held on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of preferred shares, including shares of each Series, and Common Shares shall vote together as a single class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Trust held for the election of trustees, the holders of preferred shares, including shares of each Series, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust, to elect two trustees of the Trust, with each preferred share entitling the holder thereof to one vote. Except as set forth in paragraph (b) of this Section 6, the class of preferred shares, including shares of each Series, shall not be entitled to participate in the election of any other trustees of the Trust.

     (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares, including shares of each Series, would constitute a majority of the Board as so increased by such smallest number; and the holders of preferred shares, including shares of each Series, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

          (i) If, at the close of business on any Dividend Payment Date, accumulated dividends (whether or not earned or declared) on preferred shares, including shares of each Series, equal to at least two full years' dividends shall be due and unpaid; or

          (ii) if at any time holders of any other preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares, including shares of each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

     (c) As soon as practicable after the accrual of any right of the holders of preferred shares, including shares of each Series, to elect additional trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 90 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including shares of each Series, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Trust), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

     (d) The holders of preferred shares, including shares of each Series, may also have such other voting rights as are contemplated by Article III of the Trust's Declaration.

     (e) For purposes of determining any rights of the holders of preferred shares, including shares of each Series, to vote on any matter, whether such right is created by the Certificate, by statute or otherwise, if redemption of some or all of the preferred shares, including shares of each Series, is required, no holder of preferred shares, including shares of each Series, shall be entitled to vote and no preferred shares, including shares of each Series, shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum, if, prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited, in the case of Preferred Shares, in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of
Part I of this Certificate and, in the case of other preferred shares, the Trust has otherwise met the conditions for redemption applicable to such preferred shares.

     (f) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders of the Preferred Shares and holders of other preferred shares to elect trustees pursuant to paragraph (b) of this
Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of trustees that they are entitled to elect and the persons so elected by such holders, together with the two incumbent trustees elected by such holders and the remaining incumbent trustees, shall constitute the duly elected trustees of the Trust.

     (g) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares and holders of other preferred shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

     (h) Unless otherwise required by law or in the Trust's charter documents, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Trust fails to pay any dividends on the Preferred Shares of the Trust or fails to redeem any Preferred Shares which it is required to redeem, or any other event occurs which requires the mandatory redemption of Preferred Shares, and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of this Certificate, the exclusive remedy of the

Holders of Preferred Shares shall be the right to vote for trustees pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of Preferred Shares have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

     (i) So long as any of preferred shares are outstanding, the Trust will not, without the affirmative vote of the holders of a majority of the outstanding preferred shares, (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of Preferred Shares; (iii) create, authorize or issue shares of any class of shares ranking senior to or on parity with the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the preferred shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's Paying Agent and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

     (j) The affirmative vote of the holders of a majority of the outstanding preferred shares, including shares of each Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of holders of preferred shares is required pursuant to the provisions of
Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

     (k) The affirmative vote of the holders of a majority of the outstanding preferred shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences or powers of that series in a manner different from that of other series or classes of the Trust's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section 6(k) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred shares, if any, necessary to authorize the action in question.

     (l) The Board, without the vote or consent of any holder of preferred shares, including shares of each series, or any other shareholder of the Trust, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Trust or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

     In addition, subject to compliance with applicable law, the Board may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including shares of each Series, or any other shareholder of the Trust, and without receiving any confirmation from any Rating Agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount Test.

     (m) Unless otherwise required by law, Holders of shares of each Series shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of shares of each Series shall have no rights to cumulative voting. In the event that the Trust fails to pay any dividends on the shares of any Series, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 6.

     (n) The foregoing voting provisions will not apply with respect to any series if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7.  LIQUIDATION RIGHTS.

     (a) In the event of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of all outstanding preferred shares, including shares of each Series, shall be entitled to receive out of the assets of the Trust (or the proceeds thereof) available for distribution to shareholders, after claims of creditors but before any distribution or payment shall be made in respect of the Common Shares or any other shares of the Trust ranking junior to the preferred shares, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the "Liquidation Preference"), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Trust, but excluding interest thereon), but such holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

     (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all outstanding preferred shares, including shares of each Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of preferred shares, including shares of each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full of the liquidation distributions to which they are entitled has been made to the holders of preferred shares, including shares of each Series, no dividends or distributions will be made to holders of Common Shares or any shares of the Trust ranking junior to the preferred shares as to liquidation.

     (c) Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, until payment in full is made to the Holders of the Preferred Shares of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up of the affairs of the Trust and no purchase, redemption or other acquisition for any consideration by the Trust shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up of the affairs of the Trust.

     (d) Neither the consolidation nor merger of the Trust with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for purposes of this Section 7.

     (e) After the payment to Holders of Preferred Shares of the full preferential amounts provided for in this Section 7, the Holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

     (f) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of Preferred Shares, upon dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred shares unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all preferred shares are entitled upon such dissolution, liquidation or winding up.

     (g) Subject to the rights of the holders of other preferred shares or after payment shall have been made in full to the Holders of Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

8.  AUCTION AGENT.

     For so long as any Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates), and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Trust shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

9.  1940 ACT PREFERRED SHARES ASSET COVERAGE.

     The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

10.  PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

     So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Trust shall maintain, as of each Valuation Date, Moody's Eligible Assets and Fitch Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

11.  [RESERVED]

12.  CERTAIN OTHER RESTRICTIONS.

     So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Trust will not, unless it has received written confirmation from such Rating Agency that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

          (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

          (b) except in connection with a refinancing of the Preferred Shares, issue additional shares of any series of preferred shares, including any Series, or reissue any preferred shares, including any Series previously purchased or redeemed by the Trust;

          (c) engage in any short sales of securities;

          (d) lend portfolio securities;

          (e) merge or consolidate into or with any other corporation;

          (f) engage in any reverse repurchase agreement; or

          (g) change the Pricing Service to a service other than an Approved Pricing Service.

13.  COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS.

     For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:

          (a) As of each Valuation Date, the Trust shall determine (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

          (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

          (c) [Reserved]

          (d) The Trust shall deliver to each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this
     Section 13 (a "Preferred Shares Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month on or before the third Business day after such day, (C) any date requested by any Rating Agency, in each case on or before the third Business Day after such day, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day in which the Fund shall fail to have Moody's Eligible Assets or Fitch Eligible Assets with an aggregate Discounted Value at least equal to 105% of the Preferred Shares Basic Maintenance Amount, and (F) any day that Common or Preferred Shares are repurchased. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses, except as otherwise noted above, on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

          (e) The Trust shall deliver to each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this
     Section 13 (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each fiscal year thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 13 may be combined into a single certificate.

          (f) [Reserved]

          (g) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to each Rating Agency a letter prepared by the Trust's independent auditors (an "Auditor's Certificate") regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Trust, the Trust will deliver to each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in such Certificates. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent auditors will be conclusive and binding on the Trust.

          (h) The Auditor's Certificates referred to in paragraph (g) above will confirm, based upon the independent auditors review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates,
     (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test, and (iii) that the Trust met the Moody's General Portfolio Requirements and the Fitch General Portfolio Requirements, as applicable.

          (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 13, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 13(b) of Part I of this Certificate. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

14. [RESERVED]

15.  NOTICE.

     All notices or communications hereunder, unless otherwise specified in this Certificate, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 15 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

16.  WAIVER.

     To the extent permitted by Massachusetts law, holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board.

17.  TERMINATION.

     In the event that no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Certificate shall terminate.

18.  AMENDMENT.

     Subject to the provisions of this Certificate, the Board may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Certificate or required by applicable law), amend this Certificate to (1) reflect any amendments hereto which the Board is entitled to adopt pursuant to the terms of Section 6(l) of Part I of this Certificate without shareholder approval or (2) add additional shares of each Series (and terms relating thereto). All such additional shares shall be governed by the terms of this Certificate. To the extent permitted by applicable law, the Board may interpret, amend or adjust the provisions of this Certificate to resolve any inconsistency or ambiguity or to remedy any patent defect.

19.  DEFINITIONS.

     As used in Part I and Part II of this Certificate, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares of beneficial interest, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

     "1940 Act Preferred Shares Asset Coverage Certificate" means the certificate required to be delivered by the Trust pursuant to Section 13(e) of
Part I of this Certificate.

     "Affiliate" means any person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided that Van Kampen Asset Management shall not be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is also a trustee, director or executive officer of the Trust, be deemed to be an Affiliate.

     "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

     "All Hold Rate" means 80% of the LIBOR Rate.

     "Applicable Rate" (the rate per annum at which cash dividends are payable on each Series) means, with respect to each Series for each Dividend Period, (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate.

     "Approved Price" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees and for which the Trust receives a marked-to-market price (which, for the purpose of clarity, shall not mean a Market Value Price) from an independent source at least semi-annually.

     "Approved Pricing Service" means Loan Pricing Corporation or any other quotation service designated in writing by the Trust provided that no Rating Agency has objected, in its reasonable discretion, in writing to the Trust within ten business days of receipt of the Trust's written notice of the designation of such quotation service.

     "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii) of this Certificate.

     "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

     "Auction Agent" means The Bank of New York Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

     "Auditor's Certificate" has the meaning set forth in Section 13(g) of Part I of this Certificate.

     "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     "Bid" has the meaning set forth in Section 2(a)(ii) of Part II of this Certificate.

     "Bidder" has the meaning set forth in Section 2(a)(ii) of Part II of this Certificate; provided, however, that neither the Trust nor any Affiliate shall be permitted to be a Bidder in an Auction.

     "Board" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

     "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

     "Commission" means the Securities and Exchange Commission.

     "Common Shares" means the common shares of beneficial interest, par value $0.01 per share, of the Trust.

     "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

     "Default Period" has the meaning set forth in Sections 2(c) (ii) or (iii) of Part I of this Certificate.

     "Default Rate" means the Reference Rate multiplied by three (3).

     "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or AAA or F-1 by Fitch.

     "Discounted Value" means the product of the Market Value (plus accrued interest) of an Eligible Asset multiplied by the applicable Advance Rate.

     "Dividend Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Certificate.

     "Dividend Payment Date" means (i) with respect to any Dividend Period of one year or less, the Business Day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the Business Day following the last day of such Dividend Period.

     "Dividend Period" means, with respect to each Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such series on the Date of Original Issue thereof and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Trust.

     "Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), whichever is applicable.

     "Existing Holder" has the meaning set forth in Section 1 of Part II of this Certificate.

     "Fitch" means Fitch Ratings and its successors at law.

     "Fitch Discount Factor" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

          (i) Senior Loans: The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

FITCH LOAN CATEGORY                                           DISCOUNT FACTOR
-------------------                                           ---------------
A...........................................................       115%
B...........................................................       130%
C...........................................................       152%
D...........................................................       370%

          (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

    DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT
                         GRADE BONDS (NON-CONVERTIBLES)

TERMS TO MATURITY OF
NON-INVESTMENT GRADE BONDS                        AAA   AA     A    BBB   BB     B    NR(1)
--------------------------                        ---   ---   ---   ---   ---   ---   -----
1 year or less..................................  106%  108%  110%  112%  130%  152%   152%
2 years or less (but longer than 1 year)........  106   108   110   112   130   152    152
3 years or less (but longer than 2 years).......  106   108   110   112   130   152    152
4 years or less (but longer than 3 years).......  111   113   115   117   134   152    152
5 years or less (but longer than 4 years).......  111   113   115   117   134   152    152
7 years or less (but longer than 5 years).......  114   116   118   120   136   152    152
10 years or less (but longer than 7 years)......  116   118   120   122   137   152    152
15 years or less (but longer than 10 years).....  120   122   124   124   139   152    152
30 years or less (but longer than 15 years).....  124   127   129   129   145   152    152
Greater than 30 years...........................  124   127   129   129   145   152    152

---------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table. Securities rated below B by Fitch shall be traded the same as securities not rated by Fitch.

     The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are Performing and have a Market Value determined by a Pricing Service or an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-Performing debt security with a price equal to or greater than $0.90. The Fitch Discount Factor noted in the table above for a debt security rated CCC by Fitch shall apply to any non-Performing debt security with a price less than $0.90 but equal to or greater than $0.20. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for Debt Securities rated BB-will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

     The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guaranty, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

          (iii) Common stock: The Fitch Discount Factors for large-cap stocks (i.e., common stocks of companies with a market capitalization of greater than $10 billion) shall be 200%; for mid-cap stocks (i.e., common stocks of companies with a market capitalization of between $2 billion and $10 billion) shall be 233%; for small-cap stocks (i.e., common stocks of companies with a market capitalization of between $300 million and $2 billion) shall be 286%; and for all other common stocks shall be 370%.

          (iv) Preferred stock: The percentage determined by references to the rating of a preferred stock in accordance with the table set forth below:

PREFERRED STOCK(1)                                            DISCOUNT FACTOR
------------------                                            ---------------
AAA.........................................................       130%
AA..........................................................       133%
A...........................................................       135%
BBB.........................................................       139%
BB..........................................................       154%
Not rated or below BB.......................................       161%
Investment Grade DRD........................................       164%
Not rated or below Investment Grade DRD.....................       200%

---------------

(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

          (v) Convertible securities: The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and
     (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worst of greater than 15.00% above the relevant Treasury curve.

     The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15.00% above the relevant Treasury curve is 370%.

     If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

          (vi) U.S. Government Securities:

TIME REMAINING TO MATURITY                                    DISCOUNT FACTOR
--------------------------                                    ---------------
1 year or less..............................................      101.5%
2 years or less (but longer than 1 year)....................        103%
3 years or less (but longer than 2 years)...................        105%
4 years or less (but longer than 3 years)...................        107%
5 years or less (but longer than 4 years)...................        109%
7 years or less (but longer than 5 years)...................        112%
10 years or less (but longer than 7 years)..................        114%
15 years or less (but longer than 10 years).................        122%
20 years or less (but longer than 15 years).................        130%
25 years or less (but longer than 20 years).................        146%
Greater than 30 years.......................................        154%

          (vii) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and
     (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (viii) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under Corporate Debt Securities in subsection (i) multiplied by 110% until such securities are registered under the Securities Act.

          (ix) MBS, asset-backed and other mortgage-backed securities:

     MBS: U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with an original stated maturity of more than 15 years shall have a discount factor of 114% and conforming mortgage-backed securities with an original stated maturity of 15 years or less shall have a discount factor of 111%.

     Asset-backed and other mortgage-backed securities: The percentage determined by reference to the asset type in accordance with the table set forth below.

ASSET TYPE
(WITH TIME REMAINING TO
MATURITY, IF APPLICABLE)                                      DISCOUNT FACTOR
------------------------                                      ---------------
U.S. Treasury/agency securities (10 years or less)..........       118%
U.S. Treasury/agency securities (greater than 10 years).....       127%
U.S. agency sequentials (10 years or less)..................       120%
U.S. agency sequentials (greater than 10 years).............       142%
U.S. agency principal only securities.......................       236%
U.S. agency interest only securities (with Market Value
  greater than $0.40).......................................       696%
U.S. agency interest only securities (with Market Value less
  than or equal to $0.40)...................................       271%
AAA Lock-Out securities, interest only......................       236%
U.S. agency planned amortization class bonds (10 years or
  less).....................................................       115%
U.S. agency planned amortization class bonds (greater than
  10 years).................................................       136%
AAA sequentials (10 years or less)..........................       118%
AAA sequentials (greater than 10 years).....................       135%
AAA planned amortization class bonds (10 years or less).....       115%
AAA planned amortization class bonds (greater than 10
  years)....................................................       140%
Jumbo mortgage rated AAA(1).................................       123%
Jumbo mortgage rated AA(1)..................................       130%
Jumbo mortgage rated A(1)...................................       136%
Jumbo mortgage rated BBB(1).................................       159%
Commercial mortgage-backed securities rated AAA.............       131%
Commercial mortgage-backed securities rated AA..............       139%
Commercial mortgage-backed securities rated A...............       148%
Commercial mortgage-backed securities rated BBB.............       177%
Commercial mortgage-backed securities rated BB..............       283%
Commercial mortgage-backed securities rated B...............       379%
Commercial mortgage-backed securities rated CCC or not
  rated.....................................................       950%

---------------

(1) Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

          (x) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of a Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

          (xi) Securities lending: The Trust may engage in securities lending in an amount not to exceed 15% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Fund may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of this Certificate of Vote. In such event, to the extent that securities lending collateral received is invested by the Fund in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Fund's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Fund's obligation to return the collateral on a Valuation Date, such difference shall be included as an obligation/liability of the Fund for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

          (xii) Swaps (including Total Return Swaps, Interest Rate Swaps and Credit Default Swaps): Total Return and Interest Rate Swaps are subject to the following provisions:

          If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

             (A) Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

             (B) In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

             (C) (1) The underlying securities subject to a Credit Default Swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap;

                (2) If the Trust purchases a Credit Default Swap and holds the underlying security, the Market Value of the Credit Default Swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and

                (3) The Trust will not include a Credit Default Swap as a Fitch Eligible Asset purchased by the Trust without the Trust holding the underlying security or when the Trust buys a Credit Default Swap for a basket of securities without holding all the securities in the basket.

     "Fitch Eligible Asset" means:

          (i) Senior Loans;

          (ii) Cash (including interest and dividends due on assets rated (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

          (iii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

          (iv) U.S. Government Securities;

          (v) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the APS (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restrictions of this paragraph
     (iv) are herein referred to as "Debt Securities;"

          (vi) Common stocks (i) (A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market,
     (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and
     (C) which may be sold without restriction by the Fund; provided, however, that (1) common stock which, while a Fitch Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Asset until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (2) the aggregate Market Value of the Fund's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset;
     (ii) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Fund's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Fund's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations") shall not be a Fitch Eligible Asset;

          (vii) Preferred stocks if (i) dividends on such preferred stock are cumulative, (ii) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (iii) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (iv) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

          (viii) asset-backed and MBS;

          (ix) Rule 144A Securities;

          (x) Interest Rate Swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued;

          (xi) swaps, including total return and Credit Default Swaps entered into according to ISDA; and

          (xii) Fitch Hedging Transactions.

     Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares.

     Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the APS Basic Maintenance Amount.

     Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

     Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any liens, except for (A) liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) liens arising by virtue of any repurchase agreement.

     Fitch Diversification Limitations:

     Portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                                         MAXIMUM SINGLE   MAXIMUM SINGLE         MINIMUM
SECURITY RATED AT LEAST                    ISSUER(1)      INDUSTRY(1),(2)       ISSUE SIZE
-----------------------                  --------------   ---------------   ------------------
                                                                            ($ IN MILLION)(3)
AAA....................................       100%              100%               $100
AA-....................................        20                75                 100
A-.....................................        10                50                 100
BBB-...................................         6                25                 100
BB-....................................         4                16                  50
B-.....................................         3                12                  50
CCC....................................         2                 8                  50

---------------

(1) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3) Preferred stock has a minimum issue size of $50 million.

     If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Diversification Limitations (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "not rated" in this table.

     "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

     "Fitch General Portfolio Requirements" means that the Trust's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Trust's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Fitch Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation and (b) no more than 10% by par value of the Trust's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to such participation.

     "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch, LIBOR or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, and put and call options on such financial futures contracts ("Fitch Hedging Transactions"), subject to the following limitations:

          (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds or LIBOR (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:

             (A) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 60% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and at least rated AA by Fitch (or, if not rated by Fitch Ratings, rated at least Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

             (B) Outstanding financial futures contracts based on Treasury Bonds or LIBOR with such contracts having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least A or BBB by Fitch (or, if not rated by Fitch Ratings, rated at least Baa by Moody's; or, if not rated by Moody's, rated at least A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

          (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

          (iv) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

     "Fitch Industry Classification" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

FITCH INDUSTRY CLASSIFICATIONS
(MAJOR GROUPS)                                                     SIC CODE
------------------------------                                ------------------
Aerospace and Defense.......................................              37, 45
Automobiles.................................................              37, 55
Banking, Finance and Real Estate............................          60, 65, 67
Broadcasting and Media......................................              27, 48
Building and Materials......................................       15-17, 32, 52
Cable.......................................................                  48
Chemicals...................................................              28, 30
Computers and Electronics...................................              35, 36
Consumer Products...........................................              23, 51
Energy......................................................          13, 29, 49
Environmental Services......................................                  87
Farming and Agriculture.....................................            1-3, 7-9
Food, Beverage and Tobacco..................................          20, 21, 54
Gaming, Lodging and Restaurants.............................              70, 58
Health Care and Pharmaceuticals.............................          38, 28, 80
Industrial/Manufacturing....................................                  35
Insurance...................................................              63, 64
Leisure and Entertainment...................................              78, 79
Metals and Mining...........................................  10, 12, 14, 33, 34
Miscellaneous...............................................       50, 72-76, 99
Paper and Forest Products...................................           8, 24, 26
Retail......................................................          53, 56, 59
Sovereign...................................................                  NA
Supermarkets and Drug Stores................................                  54
Telecommunications..........................................                  48
Textiles and Furniture......................................      22, 25, 31, 57
Transportation..............................................           40, 42-47
Utilities...................................................                  49
Structured Finance Obligations..............................                  NA
Packaging and Containers....................................          26, 32, 34
Business Services...........................................              73, 87

     The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

     "Fitch Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

          (i) "Fitch Loan Category A" means Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.90.

          (ii) "Fitch Loan Category B" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.80 but less than $0.90; and (B) non-Performing Loans which have a Market Value or an Approved Price greater than or equal to $0.85.

          (iii) "Fitch Loan Category C" means: (A) Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.70 but less than $0.80; (B) non-Performing Loans which have a Market Value or an Approved Price of greater than or equal to $0.75 but less than $0.85; and
     (C) Performing Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA-, a Fitch rating of AAA- will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

          (iv) "Fitch Loan Category D" means Loans not described in any of the foregoing categories.

     Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

     "Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Certificate.

     "Holder" means, with respect to Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "LIBOR" means the London Inter-bank Offered Rate.

     "LIBOR Dealers" means Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     "LIBOR Rate" on any Auction Date or other testing date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which is either available from Bloomberg (or any successor) or appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the Fund and the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding such Auction Date or testing date (each a "LIBOR Determination Date"), or (ii) if such rate is not available from Bloomberg or does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 22 days, such rate shall be the seven-day LIBOR rate; (ii) 22 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate;
(x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     "Loan" means any assignment of or participation in any bank loan denominated in U.S. dollars including term loans, the funded and unfunded portions of revolving credit lines (provided that the Trust shall place in reserve an amount equal to any unfunded portion of any revolving credit line) and debtor-in possession financings; provided that such loan (a) is not extended for the purpose of purchasing or carrying any margin stock and (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank in the ordinary course of business.

     "Mandatory Redemption Date" has the meaning set forth in Section 3(a)(iv) of Part I of this Certificate.

     "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iv) of Part I of this Certificate.

     "Market Value" means the Market Value Price or, if a Market Value Price is not readily available, the Approved Price of each Eligible Asset held by the Trust.

     "Market Value Price" means the price of an Eligible Asset which is the price obtained from an Approved Pricing Service or, if such price is not available, the lower of the bid prices quoted by two Dealers.

     "Maximum Rate" means, on any date on which the Applicable Rate is determined, the higher of the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate on the date of such Auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and Fitch subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers; provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. In no event will the Maximum Rate be greater than 18%.

MOODY'S                                                         APPLICABLE PERCENTAGE    APPLICABLE SPREAD
CREDIT RATING                             FITCH CREDIT RATING     OF REFERENCE RATE     OVER REFERENCE RATE
-------------                             -------------------   ---------------------   -------------------
Aaa.....................................  AAA                           150%                  150 bps
Aa3 to Aa1..............................  AA- to AA+                    250%                  250 bps
A3 to A1................................  A- to A+                      350%                  350 bps
Baa1 and lower..........................  BBB+ and lower                550%                  550 bps

     "MBS" means mortgage backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers.

     "Moody's" means Moody's Investors Service, Inc. and its successors at law.

     "Moody's Discount Factor" means for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

          (i) CORPORATE DEBT SECURITIES: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non-convertibles).

                                                           MOODY'S RATING CATEGORY
TERM TO MATURITY OF                             ----------------------------------------------
CORPORATE DEBT SECURITY (2)                     AAA   AA     A    BAA   BA     B    UNRATED(1)
---------------------------                     ---   ---   ---   ---   ---   ---   ----------
1 year or less................................  109%  112%  115%  118%  137%  150%     250%
2 years or less (but longer than 1 year)......  115   118   122   125   146   160      250
3 years or less (but longer than 2 years).....  120   123   127   131   153   168      250
4 years or less (but longer than 3 years).....  126   129   133   138   161   176      250
5 years or less (but longer than 4 years).....  132   135   139   144   168   185      250
7 years or less (but longer than 5 years).....  139   143   147   152   179   197      250
10 years or less (but longer than 7 years)....  145   150   155   160   189   208      250
15 years or less (but longer than 10 years)...  150   155   160   165   196   216      250
20 years or less (but longer than 15 years)...  150   155   160   165   196   228      250
30 years or less (but longer than 20 years)...  150   155   160   165   196   229      250
Greater than 30 years.........................  165   173   181   189   205   240      250

---------------

(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

     For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will contact Moody's to obtain the applicable currency conversion rates.

     PREFERRED STOCK: The Moody's Discount Factor for taxable preferred stock shall be:

Aaa.........................................................  150%
Aa..........................................................  155%
A...........................................................  160%
Baa.........................................................  165%
Ba..........................................................  196%
B...........................................................  216%
<B or Not Rated.............................................  250%

---------------

(1) Rule 144A securities' Discount Factor will be increased by an additional
    20%.

     Because of the size of the DRD market, these preferreds will be assigned a different discount factor to reflect their liquidity. Investment grade DRDs will receive a 165% discount factor and non-investment grade DRDs will receive a 216% discount factor.

     CONVERTIBLE SECURITIES (including convertible preferreds):

                                                              DISCOUNT FACTORS(1)
                                               -------------------------------------------------
RATINGS(2)                                     UTILITY   INDUSTRIAL   FINANCIAL   TRANSPORTATION
----------                                     -------   ----------   ---------   --------------
Aaa..........................................   162%        256%        233%           250%
Aa...........................................   167%        261%        238%           265%
A............................................   172%        266%        243%           275%
Baa..........................................   188%        282%        259%           285%
Ba...........................................   195%        290%        265%           290%
B............................................   199%        293%        270%           295%
NR...........................................   300%        300%        300%           300%

---------------

(1) Discount factors are for 7-week exposure period.

(2) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a convertible corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "NR" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

     Upon conversion to common stock, the discount Factors applicable to common stock will apply:

C. STOCK                                                    UTILITY   INDUSTRIAL   FINANCIAL
--------                                                    -------   ----------   ---------
7 week exposure period....................................   170%        264%        241%

     SHORT-TERM INSTRUMENTS: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Moody's Exposure Period; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within the Moody's Exposure Period; and
(C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period. A Moody's Discount Factor of 100% will be applied to cash.

     U.S. GOVERNMENT SECURITIES AND U.S. TREASURY STRIPS:

                                                          U.S. GOVERNMENT    U.S. TREASURY
                                                            SECURITIES          STRIPS
REMAINING TERM TO MATURITY                                DISCOUNT FACTOR   DISCOUNT FACTOR
--------------------------                                ---------------   ---------------
1 year or less..........................................        107%              107%
2 years or less (but longer than 1 year)................        113               115
3 years or less (but longer than 2 years)...............        118               121
4 years or less (but longer than 3 years)...............        123               128
5 years or less (but longer than 4 years)...............        128               135
7 years or less (but longer than 5 years)...............        135               147
10 years or less (but longer than 7 years)..............        141               163
15 years or less (but longer than 10 years).............        146               191
20 years or less (but longer than 15 years).............        154               218
30 years or less (but longer than 20 years).............        154               244

     RULE 144A SECURITIES: The Moody's Discount Factor applied to Rule 144A Securities for Rule 144A Securities whose terms include rights to registration under the Securities Act within one year and Rule 144A Securities which do not have registration rights within one year will be 120% and 130%, respectively, of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

     SENIOR LOANS: The Moody's Discount Factor applied to Senior Loans shall be the percentage specified in accordance with the table set forth below (or such lower percentage as Moody's may approve in writing from time to time):

                                                                            CAA AND BELOW
                         MOODY'S RATING CATEGORY                              (INCLUDING
-------------------------------------------------------------------------   DISTRESSED AND
TYPE OF LOAN                                 AAA-A   BAA AND BA(1)   B(1)    UNRATED)(1)
------------                                 -----   -------------   ----   --------------
Senior Loans greater than $250 MM..........  118%        136%        149%        250%
non-Senior Loans greater than $250 MM......  128%        146%        159%        250%
loans less than $250 MM....................  138%        156%        169%        270%

     If a Senior Loan is not rated by any of Moody's, S&P or Fitch Ratings, the Fund will use the applicable percentage set forth under the column entitled "Caa and below (including distressed and unrated)" in the table above. Ratings assigned the S&P and/or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of securities for which the ratings by S&P and/or Fitch do not seem to approximate a Moody's rating equivalent. Split-rated securities assigned by S&P and Fitch (i.e., these rating agencies assign different rating categories to the security) will be accepted at the lower of the two ratings; provided however, that, in a situation where a security is rated "B" (or equivalent) by a given rating agency and rated "CCC" (or equivalent) by another rating agency, the Fund will use the applicable percentage set forth under the column entitled "B" in the table above.

     "Moody's Eligible Asset" means:

          (i) cash (including interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Moody's Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short Term Money Market Instrument rating of at least P-1;

          (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities;

          (v) Senior Loans;

          (vi) Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for securities which provide for conversion or exchange into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's and the discount factor will be 250%; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities are not subject to extended settlement.

          Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

          (vii) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher and (E) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Trust of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

          (viii) common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Corporation; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of
     (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

          (ix) Asset-backed and mortgage-backed securities:

             (A) Asset-backed securities if (1) such securities are rated at least Aa3 by Moody's or at least AA- by S&P or Fitch, (2) the securities are part of an issue that is $250 million or greater, or the issuer of such securities has a total of $500 million or greater of asset-backed securities outstanding at the time of purchase of the securities by the Trust and (3) the expected average life of the securities is not greater than 4 years;

             (B) Collateralized mortgage obligations ("CMOs"), including CMOs with interest rates that float at a multiple of the change in the underlying index according to a pre-set formula, provided that any CMO held by the Trust (1) has been rated Aaa by Moody's or AAA by S&P or Fitch, (2) does not have a coupon which floats inversely, (3) is not portioned as an interest-only or principal-only strip and (4) is part of an issuance that had an original issue size of at least $100 million;

             (C) Planned amortization class bonds ("PACs") and targeted amortization class bonds ("TACs") provided that such PACs or TACs are
        (1) backed by certificates of either the Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") representing ownership in single-family first lien mortgage loans with original terms of 30 years, (2) part of an issuance that had an original issue size of at least $10 million, (3) part of PAC or TAC classes that have payment priority over other PAC or TAC classes, (4) if TACs, TACs that do not support PAC classes, and (5) if TACs, not considered reverse TACs (i.e., do not protect against extension risk);

             (D) Consolidated senior debt obligations of Federal Home Loan Banks ("FHLBs"), senior long-term debt of the FNMA, and consolidated system wide bonds and FCS Financial Assistance Corporation Bonds of Federal Farm Credit Banks ("FFCBs") (collectively, "FHLB, FNMA and FFCB Debentures"), provided that such FHLB, FNMA and FFCB Debentures are (1) direct issuance corporate debt rated Aaa by Moody's, (2) senior debt obligations backed by the FHLBs, FFCBs or FNMA, (3) part of an issue entirely denominated in U.S. dollars and (4) not callable or exchangeable debt issues;

             (E) Mortgage pass-throughs rated at least Aa by Moody's and pass-throughs issued prior to 1987 (if rated AA by S&P and based on fixed-rate mortgage loans) by Travelers Mortgage Services,

        Citicorp Homeowners, Citibank, N.A., Sears Mortgage Security or
        RFC -- Salomon Brothers Mortgage Securities, Inc., provided that (1) certificates must evidence a proportional, undivided interest in specified pools of fixed or adjustable rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties and (2) the securities are publicly registered (not issued by FNMA, GNMA or FHLMC);

             (F) Private-placement mortgage pass-throughs provided that (1) certificates represent a proportional undivided interest in specified pools of fixed-rate mortgage loans, secured by a valid first lien, on one- to four-family residential properties, (2) documentation is held by a trustee or independent custodian, (3) pools of mortgage loans are serviced by servicers that have been approved by FNMA or FHLMC and funds shall be advanced to meet deficiencies to the extent provided in the pooling and servicing agreements creating such certificates, and (4) pools have been rated Aa or better by Moody's; and

             (G) Whole loans (e.g., direct investments in mortgages) provided that (1) at least 65% of such loans (a) have seasoning of no less than 6 months, (b) are secured by single-family detached residences, (c) are owner-occupied primary residences, (d) are secured by a first-lien, fully-documented mortgage, (e) are neither currently delinquent (30 days or more) nor delinquent during the preceding year, (f) have loan-to-value ratios of 80% or below, (g) carry normal hazard insurance and title insurance, as well as special hazard insurance, if applicable,
        (h) have original terms to maturity not greater than 30 years, with at least one year remaining to maturity, (i) have a minimum of $10,000 remaining principal balance, (j) for loans underwritten after January 1, 1978, FNMA and/or FHLMC forms are used for fixed-rate loans, and (k) such loans are whole loans and not participations; (2) for loans that do not satisfy the requirements set forth in the foregoing clause (1), (a) non-owner occupied properties represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (b) multi-family properties (those with five or more units) represent no greater than 15% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, (c) condominiums represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and any condominium project must be 80% occupied at the time the loan is originated, (d) properties with loan-to-value ratios exceeding 80% represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool and the portion of the mortgage on any such property that exceeds a loan-to-value ratio of 80% is insured with Primary Mortgage Insurance from an insurer rated at least Baa3 by Moody's and (e) loan balances in excess of the current FHLMC limit plus $75,000 represent no greater than 25% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, loan balances in excess of $350,000 represent no greater than 10% of the aggregate of either the adjustable-rate pool or the fixed-rate pool, and loan balances in excess of $1,000,000 represent no greater than 5% of the aggregate of either the adjustable-rate pool or the fixed-rate pool; (3) no greater than 5% of the pool of loans is concentrated in any one zip code; (4) the pool of loans contains at least 100 loans or $2 million in loans per servicer; (5) for adjustable-rate mortgages ("ARMs"), (a) any ARM is indexed to the National Cost of Funds index, the 11th District Cost of Funds index, the 1-year Treasury or the 6-month Treasury, (b) the margin over the given index is between 0.15% and 0.25% for either cost-of-funds index and between 0.175% and 0.325% for Treasuries, (c) the maximum yearly interest rate increase is 2%, (d) the maximum life-time interest rate increase is 6.25% and (e) ARMs may include Federal Housing Administration and Department of Veterans Affairs loans;
        (6) for "teaser" loans, (a) the initial discount from the current ARM market rate is no greater than 2%, (b) the loan is underwritten at the market rate for ARMs, not the "teaser" rate, and (c) the loan is seasoned six months beyond the "teaser" period.

          (ix) Any municipal debt obligation that (A) pays interest in cash, (B) does not have a Moody's rating, as applicable, suspended by Moody's, and
     (C) is part of an issue of municipal debt obligations of at least $5,000,000, except for municipal debt obligations rated below A by Moody's, in which case the minimum issue size is $10,000,000;

          (x) Structured notes and rated TRACERs and TRAINS.

          (xi) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition but only upon receipt by the Trust of a letter from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the Preferred Shares.

     Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

     - Have not filed for bankruptcy within the past year

     - Are current on all principle and interest in their fixed income obligations

     - Are current on all preferred stock dividends

     - Possess a current, unqualified auditor's report without qualified, explanatory language.

     In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

                                          MAXIMUM SINGLE   MAXIMUM SINGLE     MINIMUM ISSUE
RATINGS(1)                                 ISSUER(2)(3)    INDUSTRY(3)(4)        SIZE(5)
----------                                --------------   --------------   -----------------
                                                                             ($ IN MILLION)
Aaa.....................................       100%             100%              $100
Aa......................................        20               60                100
A.......................................        10               40                100
Baa.....................................         6               20                100
Ba......................................         4               12                506
B1-B2...................................         3                8                506
B3 or below.............................         2                5                506

---------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.

(2) Companies subject to common ownership of 25% or more are considered as one issuer.

(3) Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(4) Industries are determined according to Moody's Industry Classifications, as defined herein.

(5) Except for preferred stock, which has a minimum issue size of $50 million.

(6) Portfolio holdings from issues ranging from $50 million to $100 million and are limited to 20% of the Fund's total assets.

     "Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.

     "Moody's General Portfolio Requirements" means that the Trust's portfolio must meet the following diversification requirements: (a) no more than 25% by par value of the Trust's total assets can be invested in the securities of borrowers and other issuers having their principal business activities in the same Moody's Industry Classification; provided, that this limitation shall not apply with respect to U.S. Government Securities and provided further that for purposes of this subsection (a), the term "issuer" shall not include a lender selling a participation to the Trust or any other person interpositioned between such lender and the Trust with respect to a participation and (b) no more than 10% by par value of the Trust's total assets can be invested in securities of a single issuer, and provided further that for purposes of this subsection (b), the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Trust together with any other persons interpositioned between such lender and the Trust with respect to such participation.

     "Moody's Hedging Transactions" has the meaning set forth in paragraph 8(a) of this Certificate of Vote.

     "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares:

          1. Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition

          2. Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          3. Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          7. Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

          8. Personal and Non-Durable Consumer Products (Manufacturing Only):
     Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          9. Diversified/Conglomerate Manufacturing

          10. Diversified/Conglomerate Service

          11. Diversified Natural Resources, Precious Metals and Minerals:
     Fabricating, Distribution

          12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

          13. Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

          14. Finance: Investment Brokerage, Leasing, Syndication, Securities

          15. Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

          16. Grocery: Grocery Stores, Convenience Food Stores

          17. Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          18. Home and Office Furnishings, House wares, and Durable Consumer
     Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

          19. Hotels, Motels, Inns and Gaming

          20. Insurance: Life, Property and Casualty, Broker, Agent, Surety

          21. Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping),

     Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          22. Machinery (Non-Agricultural, Non-Construction, Non-Electronic):
     Industrial, Machine Tools, and Steam Generators

          23. Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

          24. Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

          25. Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          26. Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          27. Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          28. Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          29. Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          30. Personal Transportation: Air, Bus, Rail, Car Rental

          31. Utilities: Electric, Water, Hydro Power, Gas

          32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

     The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Trust considers necessary.

     "Notice of Redemption" means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of this Certificate.

     "Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Certificate.

     "Outstanding" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Trust or any Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate shall be the Existing Holder shall be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, Preferred Shares held by the Trust shall be disregarded and not deemed Outstanding, but shares held by any Affiliate shall be deemed Outstanding.

     "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

     "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

     "Person" or "person" means and includes an individual, a partnership, the Trust, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     "Potential Beneficial Owner," has the meaning set forth in Section 2(a)(ii) of Part II of this Certificate.

     "Preferred Shares" has the meaning set forth in paragraph SECOND of this Certificate.

     "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less
(ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

     "Preferred Shares Basic Maintenance Amount Test" means a test which is met if: (a) the aggregate Discounted Values of the Moody's Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount and (b) the aggregate Discounted Values of the Fitch Eligible Assets meets or exceeds 1.0 times the Preferred Shares Basic Maintenance Amount.

     "Preferred Shares Basic Maintenance Certificate" means a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the Preferred Shares Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

     "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount as of a given Valuation Date, means the second Business Day following such Valuation Date.

     "Rating Agency" means Moody's and Fitch as long as such rating agency is then rating the Preferred Shares.

     "Redemption Date" has the meaning set forth in Section 2(c)(ii) of Part I of this Certificate.

     "Redemption Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Certificate.

     "Redemption Price" has the meaning set forth in Section 3(a)(i) of Part I of this Certificate.

     "Reference Rate" means, with respect to the determination of the Maximum Rate and the Default Rate, the LIBOR Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

     "Registrar" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as transfer agent.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the shares of each Series.

     "Sell Order" has the meaning set forth in Section 2(b) of Part II of this Certificate.

     "Senior Loan" means any secured Loan that is not subordinated by its terms to any other indebtedness of the borrower.

     "Series" means any of the series of Preferred Shares issued by the Trust.

     "Series F" means the shares of Series F of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series F of the Preferred Shares.

     "Series M" means the shares of Series M of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series M of the Preferred Shares.

     "Series T" means the shares of Series T of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series T of the Preferred Shares.

     "Series TH" means the shares of Series TH of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series TH of the Preferred Shares.

     "Series W" means the shares of Series W of the Preferred Shares or any other shares of preferred stock hereinafter designated as shares of Series W of the Preferred Shares.

     "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

          (i) commercial paper rated either F-1 by Fitch if such commercial paper matures in 30 days or P-1 by Moody's and F-1+ by Fitch if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of, (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and F-1+ from Fitch, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and AA from Fitch, in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Trust, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's and Fitch shall be at least A2, A-2 and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's or F-1+ by Fitch and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Trust); and provided further, that the interest receivable by the Trust shall not be subject to any withholding or similar taxes.

     "Special Dividend Period" means a Dividend Period consisting of (i) a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 or (ii) a specified period of one whole year or more but not greater than five years (in each case subject to adjustment as provided in paragraph 2(b)(i)).

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the Preferred Shares subject to such Dividend Period shall not be subject to redemption at the option of the Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the Preferred Shares subject to such Dividend Period shall be redeemable at the Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Trust after consultation with the Auction Agent and the Broker-Dealers.

     "Standard Dividend Period" means a Dividend Period of 7 days, unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

     "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Transfer Agent" means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as Transfer Agent.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.

     "U.S. Government Securities" means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

     "Valuation Date" means each Business Day of each week.

     "Voting Period" has the meaning set forth in Section 6(b) of Part I of this Certificate.

20.  INTERPRETATION.

     References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

                                    PART II:

                               AUCTION PROCEDURES

     1. CERTAIN DEFINITIONS. As used in Part II of this Certificate, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of this Certificate except as otherwise indicated. Capitalized terms not defined in Section 1 of
Part II of this Certificate shall have the respective meanings specified in Part I of this Certificate.

     "Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of Part II of this Certificate.

     "Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent.

     "Potential Holder" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent.

     "Submitted Bid Order" has the meaning set forth in Section 4(a) of Part II of this Certificate.

     "Submitted Hold Order" has the meaning set forth in Section 4(a) of Part II of this Certificate.

     "Submitted Order" has the meaning set forth in Section 4(a) of Part II of this Certificate.

     "Submitted Sell Order" has the meaning set forth in Section 4(a) of Part II of this Certificate.

     "Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Bid Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Applicable Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

     "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

     2. ORDERS

          (a) On or prior to the Submission Deadline on each Auction Date for shares of a Series of Preferred Shares:

             (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

                (A) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the

           Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                (B) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                (C) the number of Outstanding shares, if any, of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series; and

             (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                (A) the number of Outstanding shares of such Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                (B) such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                (C) the number of Outstanding shares of such Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such Series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Orders for shares of such Series do not exist.

             (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                (A) the number of Outstanding shares of such Series specified in such Sell Order; or

                (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Orders for shares of such series do not exist;

provided however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of
Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

             (iii) A Bid by a Potential Holder of shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                (A) the number of Outstanding shares of such Series specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

                (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     3. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

          (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

             (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

             (ii) the aggregate number of shares of such Series that are the subject of such Order;

             (iii) to the extent that such Bidder is an Existing Holder of shares of such Series:

                (A) the number of shares, if any, of such Series subject to any Hold Order of such Existing Holder;

                (B) the number of shares, if any, of such Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                (C) the number of shares, if any, of such Series subject to any Sell Order of such Existing Holder; and

             (iv) to the extent such Bidder is a Potential Holder of shares of such Series, the rate and number of shares of such Series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 7 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

             (i) all Hold Orders for shares of such Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;

             (ii) (A) any Bid for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such Series subject to any Hold Orders referred to in clause (i) above;

                (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such Series equal to such excess;

                (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;

                (D) in any such event, the number, if any, of such Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

             (iii) all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     4. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

          (a) Not earlier than the Submission Deadline on each Auction Date for shares of a Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:

             (i) the excess of the number of Outstanding shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such Series);

             (ii) from the Submitted Orders for shares of such Series, whether:

                (A) the number of Outstanding shares of such Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such Series exceeds or is equal to the sum of:

                (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

                (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

             (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if: (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

          (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof as follows:

             (i) if Sufficient Clearing Orders for shares of such Series exist, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

             (ii) if Sufficient Clearing Orders for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such Series; or

             (iii) if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

     5. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION

     Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Orders for shares of a Series have been made, all Submitted Sell Orders with respect to shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

             (i) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

             (ii) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

             (iii) Potential Holders' Submitted Bids for shares of such Series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

             (iv) each Existing Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such Series; and

             (v) each Potential Holder's Submitted Bid for shares of such Series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such Series.

          (b) If Sufficient Clearing Orders for shares of a Series have not been made (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph
     (d) of this Section 5, Submitted Orders for shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

             (i) Existing Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

             (ii) Potential Holders' Submitted Bids for shares of such Series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

             (iii) Each Existing Holder's Submitted Bid for shares of such Series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding shares of a Series are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a Series of Preferred Shares.

          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such Series for purchase among Potential Holders so that only whole shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of such Series on such Auction Date.

          (f) Based on the results of each Auction for shares of a Series, the Auction Agent shall determine the aggregate number of shares of such Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of such Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of any Series or to pay for shares of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

     6. TRANSFER OF PREFERRED SHARES

     Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                                   APPENDIX C

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III.  GUIDELINES

A.  MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -  Selection or ratification of auditors.

          -  Approval of financial statements, director and auditor reports.

          -  Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -  General updating/corrective amendments to the charter.

          -  Elimination of cumulative voting.

          -  Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

     CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -  Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -  Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

     COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

     ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -  Adoption of anti-greenmail provisions provided that the proposal:
             (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -  Creation of "blank check" preferred stock.

          -  Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -  Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

     CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

           (i)  Whether the stock option plan is incentive based;

           (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

           (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

     ANTI-TAKEOVER PROVISIONS

          -  Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.  SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -  Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -  Confidential voting.

          -  Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -  Proposals that limit tenure of directors.

          -  Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -  Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          -  Proposals that limit retirement benefits or executive compensation.

          -  Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -  Requiring shareholder approval of golden parachutes.

          -  Elimination of certain anti-takeover related provisions.

          -  Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.  PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters):
              (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2003, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to July 31, 2000 were audited by other auditors whose report, dated September 14, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the Trust's custodian, brokers, and selling or agent banks; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2003, the results of its operations, cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 4, 2003

                BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

July 31, 2003
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  122.3%
            AEROSPACE/DEFENSE  2.3%
 $ 1,882    DeCrane Aircraft Holdings,
            Inc., Term Loan............ B2        B            12/17/06         $    1,684,811
  10,047    DRS Technologies, Inc.,
            Term Loan.................. Ba3       BB-          09/30/08             10,134,488
   2,901    ILC Industries, Inc., Term
            Loan....................... NR        NR           04/11/10              2,879,186
   1,716    Integrated Defense
            Technologies, Inc., Term
            Loan....................... Ba3       BB-          03/04/08              1,713,699
   1,500    Transdigm, Inc., Term
            Loan....................... B1        B+           07/22/10              1,516,407
  10,032    United Defense Industries,
            Inc., Term Loan............ Ba3       BB     08/13/07 to 08/13/09       10,049,190
   5,865    Vought Aircraft Industries,
            Inc., Term Loan............ Ba3       B+     12/31/06 to 06/30/08        5,866,178
                                                                                --------------
                                                                                    33,843,959
                                                                                --------------
            AUTOMOTIVE  4.7%
   3,396    AMCAN Consolidate
            Technologies, Inc., Term
            Loan....................... NR        NR           03/28/07              3,242,922
   5,534    Citation Corp., Term
            Loan....................... NR        B            12/01/07              4,496,434
  19,801    Federal-Mogul Corp., Term
            Loan (c)................... NR        NR     10/01/03 to 02/24/04       19,746,039
   9,040    Federal-Mogul Corp.,
            Revolving Credit Agreement
            (c)........................ NR        NR           02/24/04              8,994,506
   5,500    Goodyear Tire & Rubber Co.,
            Term Loan.................. Ba2       BB-          03/31/06              5,472,500
   6,945    MetoKote Corp., Term Loan.. B1        B+     11/02/05 to 11/14/05        6,809,712
  12,687    Safelite Glass Corp., Term
            Loan....................... NR        NR           09/30/07             12,497,066
     863    Stoneridge, Inc., Term
            Loan....................... Ba3       BB-          04/30/08                862,500

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            AUTOMOTIVE (CONTINUED)
 $ 4,000    TRW Automotive, Inc., Term
            Loan....................... Ba2       BB           02/28/11         $    4,020,416
   2,500    United Components, Inc.,
            Term Loan.................. B1        BB-          06/30/10              2,522,395
                                                                                --------------
                                                                                    68,664,490
                                                                                --------------
            BEVERAGE, FOOD & TOBACCO  10.2%
  24,827    Aurora Foods, Inc., Term
            Loan....................... B3        CC           09/30/06             24,586,988
   5,633    B & G Foods, Inc., Term
            Loan....................... B1        B+           03/31/06              5,635,005
  12,902    Birds Eye Foods, Inc., Term
            Loan....................... NR        B+           06/30/08             12,945,504
   4,988    Burns Philp, Inc., Term
            Loan....................... B1        B+           02/26/09              5,018,672
   7,544    Commonwealth Brands, Inc.,
            Term Loan.................. NR        NR           08/28/07              7,553,929
   5,000    Constellation Brands, Inc.,
            Term Loan.................. Ba1       BB           11/30/08              5,051,250
     245    Cott Beverages, Inc., Term
            Loan....................... NR        BB+          12/31/06                245,919
   9,498    Dean Foods Co., Term Loan.. Ba1       BB+          07/15/08              9,548,102
   4,388    Del Monte Corp., Term
            Loan....................... Ba3       BB-          12/20/10              4,425,165
   6,511    Doane Pet Care Co., Term
            Loan....................... B1        B      03/31/05 to 12/29/06        6,524,179
   9,766    Dole Food Co., Inc., Term
            Loan....................... Ba3       BB+    03/28/08 to 09/28/08        9,847,018
   6,532    Hartz Mountain Corp., Term
            Loan....................... B1        B            12/31/07              6,536,566
   9,750    Land O' Lakes, Inc., Term
            Loan....................... B1        BB     10/10/06 to 10/10/08        9,555,455
   2,391    Mafco Worldwide Corp., Term
            Loan....................... NR        NR           03/31/06              2,367,431
     418    Meow Mix Co., Term Loan.... Ba3       BB-          01/31/08                418,544
   2,500    Merisant Co., Term Loan.... Ba3       BB-          01/11/10              2,518,750
   2,000    NBTY, Inc., Term Loan...... Ba2       BB+          07/25/09              2,022,500
   5,000    Nellson Nutraceutical,
            Inc., Term Loan............ NR        NR           10/04/09              5,043,750
   5,762    New World Pasta Co., Term
            Loan....................... B3        NR           01/28/06              4,897,363

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $   954    New World Pasta Co.,
            Revolving Credit
            Agreement.................. B3        NR           01/28/05         $      829,980
   4,825    Otis Spunkmeyer, Inc., Term
            Loan....................... B1        B+           02/20/09              4,832,448
  10,659    Pinnacle Foods, Inc., Term
            Loan....................... Ba3       BB-          05/22/08             10,672,119
   4,352    Southern Wine & Spirits of
            America, Inc., Term Loan... NR        NR           07/02/08              4,375,152
   3,941    Swift & Co., Term Loan..... Ba2       BB           09/19/08              3,950,661
                                                                                --------------
                                                                                   149,402,450
                                                                                --------------
            BROADCASTING--CABLE  6.3%
   6,895    CC VIII Operating, LLC,
            Term Loan.................. B2        B-           02/02/08              6,496,076
  33,498    Charter Communications
            Operating, LLC, Term Loan.. B2        B      09/18/07 to 09/18/08       31,549,033
  16,712    Falcon Cable
            Communications, LP, Term
            Loan....................... B2        NR           12/31/07             15,260,602
   4,896    Frontiervision Operating
            Partners, LP, Term Loan
            (c)........................ NR        NR           03/31/06              4,659,600
   4,364    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c)....... NR        NR           10/31/05              4,152,729
  13,500    Insight Midwest Holdings
            LLC, Term Loan............. Ba3       BB+    06/30/09 to 12/31/09       13,517,808
   4,250    MCC Iowa, LLC, Term Loan... NR        NR           09/30/10              4,285,122
   1,489    Mediacom Illinois, LLC,
            Term Loan.................. NR        BB+          12/31/08              1,486,889
   2,719    Mediacom Southeast, LLC,
            Term Loan.................. Ba3       BB+          09/30/08              2,725,519
   9,240    Olympus Cable Holdings,
            LLC, Term Loan (c)......... NR        NR           09/30/10              8,203,965
                                                                                --------------
                                                                                    92,337,343
                                                                                --------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            BROADCASTING--DIVERSIFIED  0.9%
 $ 1,995    Cumulus Media, Inc., Term
            Loan....................... Ba3       B+           03/28/10         $    2,008,404
   9,000    DirecTV Holdings, LLC, Term
            Loan....................... Ba2       BB-    03/06/08 to 03/06/10        8,994,567
   1,800    Nexstar Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/10              1,807,743
                                                                                --------------
                                                                                    12,810,714
                                                                                --------------
            BROADCASTING--RADIO  0.3%
   4,807    Citadel Broadcasting Co.,
            Term Loan.................. NR        NR           06/26/09              4,825,739
                                                                                --------------

            BROADCASTING--TELEVISION  0.9%
   7,040    Gray Communications
            Systems, Inc., Term Loan... Ba3       B+           12/31/10              7,101,600
   5,950    Quorum Broadcasting, Inc.,
            Term Loan.................. NR        NR           12/31/04              5,741,633
                                                                                --------------
                                                                                    12,843,233
                                                                                --------------
            BUILDINGS & REAL ESTATE  3.8%
   8,000    AIMCO Properties, L.P.,
            Term Loan.................. NR        NR           05/30/08              8,035,000
   5,950    CB Richard Ellis Services,
            Inc., Term Loan............ B1        B+           07/18/08              5,994,625
   7,839    Central Parking Corp., Term
            Loan....................... Ba2       BB+          03/31/10              7,830,520
   3,500    Century Maintenance &
            Supply, Inc., Term Loan.... NR        NR           05/12/10              3,552,500
   9,083    Corrections Corp. of
            America, Term Loan......... Ba3       BB-          03/31/08              9,138,191
   4,750    The Macerich Co., Term
            Loan....................... NR        NR           07/26/05              4,768,073
   6,930    Ventas, Inc., Term Loan.... NR        NR           04/17/07              6,912,675
   1,567    Ventas, Inc., Revolving
            Credit Agreement........... NR        NR           04/17/05              1,496,386
   2,500    Wackenhut Corrections
            Corp., Term Loan........... Ba3       BB-          07/09/09              2,512,500
   5,000    WFP Tower Co., L.P., Term
            Loan....................... NR        NR           03/31/06              4,996,875
                                                                                --------------
                                                                                    55,237,345
                                                                                --------------
            CHEMICALS, PLASTICS & RUBBER  4.9%
   7,985    CP Kelco ApS, Term Loan.... B3        B+     09/30/06 to 09/30/08        7,981,782
  11,225    GenTek, Inc., Term Loan
            (c)........................ NR        NR     04/30/05 to 10/31/07        7,397,793

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 3,792    GenTek, Inc., Revolving
            Credit Agreement (c)....... NR        NR           04/30/05         $    2,533,284
   4,550    GEO Specialty Chemicals,
            Inc., Term Loan............ B3        CCC+         12/31/07              4,178,415
  27,951    Huntsman Corp., Term Loan.. B1        BB           03/31/07             25,827,757
  12,434    Huntsman ICI Chemicals,
            LLC, Term Loan............. B2        B+     06/30/05 to 06/30/08       12,483,257
     987    ISP Technologies, Inc.,
            Term Loan.................. NR        B-           06/27/08                991,828
   3,423    Messer Griesheim, Term
            Loan....................... Ba2       BB     04/27/09 to 04/27/10        3,452,184
   2,290    Nutrasweet Acquisition
            Corp., Term Loan........... Ba3       NR     06/30/06 to 12/31/07        2,220,356
   4,000    Rockwood Specialties Group,
            Inc., Term Loan............ B1        B+           07/23/10              4,050,000
     411    West American Rubber Co.,
            LLC, Term Loan............. NR        NR           11/09/03                411,162
                                                                                --------------
                                                                                    71,527,818
                                                                                --------------
            CONSTRUCTION MATERIAL  0.9%
   5,000    Interline Brands, Inc.,
            Term Loan.................. B2        B+           11/30/09              5,018,750
   2,091    National Waterworks, Inc.,
            Term Loan.................. B1        BB-          11/22/09              2,112,880
   1,719    Therma-Tru Corp., Term
            Loan....................... Ba3       BB-          02/21/10              1,727,435
   3,750    Werner Holding Co., Inc.,
            Term Loan.................. Ba3       B+           06/11/09              3,799,999
                                                                                --------------
                                                                                    12,659,064
                                                                                --------------
            CONTAINERS, PACKAGING & GLASS  3.5%
   9,125    Crown Cork & Seal Co.,
            Inc., Term Loan............ Ba3       NR           09/15/08              9,167,778
   9,860    Dr. Pepper/Seven Up
            Bottling Group, Inc., Term
            Loan....................... NR        NR     10/07/06 to 10/07/07        9,829,160
     981    Impress Metal Packaging
            Holding B.V., Term Loan.... NR        NR           12/31/06                978,196
     374    Jefferson Smurfit Corp.,
            Revolving Credit
            Agreement.................. NR        NR           03/31/05                363,859
  11,000    Owens-Illinois, Inc., Term
            Loan....................... NR        NR           04/01/08             11,041,250

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,731    Packaging Dynamics, Term
            Loan....................... NR        NR           11/20/05         $    4,719,673
   2,300    Pliant Corp., Term Loan.... B2        BB-          05/31/08              2,284,404
   1,656    Riverwood International
            Corp., Term Loan........... B1        B      12/31/06 to 03/31/07        1,655,366
   4,352    Smurfit-Stone Container
            Corp., Term Loan........... NR        NR           06/30/09              4,368,777
   4,850    Tekni-Plex, Inc., Term
            Loan....................... B1        B+           06/21/08              4,781,799
   1,610    U.S. Can Corp., Term Loan.. B2        NR           01/04/06              1,592,423
                                                                                --------------
                                                                                    50,782,685
                                                                                --------------
            DIVERSIFIED MANUFACTURING  2.0%
   2,438    EnerSys, Term Loan......... NR        NR           11/09/08              2,443,672
  14,608    Mueller Group, Inc., Term
            Loan....................... B1        B+           05/31/08             14,618,214
   7,593    Neenah Foundry Co., Term
            Loan (c)................... Caa3      D            09/30/05              7,545,554
   5,404    SPX Corp., Term Loan....... Ba2       BBB-   09/30/09 to 03/31/10        5,427,719
                                                                                --------------
                                                                                    30,035,159
                                                                                --------------
            ECOLOGICAL  2.9%
  32,533    Allied Waste North America,
            Inc., Term Loan (i)........ Ba3       BB           01/15/10             32,845,810
   4,950    Casella Waste Systems,
            Inc., Term Loan............ B1        BB-          05/11/07              4,976,606
   4,844    Duratek, Inc., Term Loan... NR        NR           12/08/06              4,722,827
                                                                                --------------
                                                                                    42,545,243
                                                                                --------------
            EDUCATION & CHILD CARE  0.1%
     863    TEC Worldwide, Inc., Term
            Loan....................... NR        NR           02/28/05                846,770
                                                                                --------------

            ELECTRONICS  4.8%
     599    AMI Semiconductor, Inc.,
            Term Loan.................. Ba3       BB           12/26/06                596,990
   3,713    Audio Visual Services
            Corp., Term Loan........... NR        NR     03/04/04 to 03/04/06        3,558,922
   4,178    Automata, Inc., Term Loan
            (a) (j).................... NR        NR     02/28/03 to 02/28/04                0
   5,409    Kinetics Group, Inc., Term
            Loan....................... B1        NR           02/28/06              4,746,294
   6,432    Knowles Electronics, Inc.,
            Term Loan.................. B3        CCC+         06/29/07              6,355,562

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            ELECTRONICS (CONTINUED)
 $11,125    Rayovac Corp., Term Loan... Ba3       BB-          09/30/09         $   11,148,173
  11,880    Seagate Technologies, Inc.,
            Term Loan.................. Ba1       BB+          05/13/07             11,939,400
  16,377    Semiconductor Components
            Industries, LLC, Term
            Loan....................... B3        B      08/04/06 to 08/04/07       16,270,814
   4,669    Stratus Technologies, Inc.,
            Term Loan.................. NR        NR           02/26/05              4,108,923
   4,089    Veridian Corp., Term
            Loan....................... Ba3       BB-          06/30/08              4,116,642
   8,028    Viasystems, Inc., Term
            Loan....................... NR        NR           03/31/06              6,964,155
                                                                                --------------
                                                                                    69,805,875
                                                                                --------------
            ENTERTAINMENT & LEISURE  8.4%
   4,520    Bell Sports, Inc., Term
            Loan....................... NR        NR           12/31/05              3,412,695
   6,963    Carmike Cinemas, Inc., Term
            Loan....................... NR        NR           01/31/07              7,005,221
   2,934    Cinemark USA, Inc., Term
            Loan....................... Ba3       BB-          03/31/08              2,956,745
   5,818    Festival Fun Parks, LLC,
            Term Loan.................. NR        NR     06/30/07 to 12/31/07        5,794,295
   8,657    Fitness Holdings Worldwide,
            Inc., Term Loan............ NR        B      11/02/06 to 11/02/07        8,597,973
   3,716    GT Brands, LLC, Term Loan.. NR        NR           09/30/07              3,604,432
   5,970    Kerasotes Theatres, Inc.,
            Term Loan.................. NR        NR           12/31/08              6,014,775
  10,527    Loews Cineplex
            Entertainment Corp., Term
            Loan....................... NR        NR           02/29/08             10,500,260
  19,425    Metro-Goldwyn-Mayer, Inc.,
            Term Loan.................. NR        NR           06/30/08             19,455,361
   7,500    Mets II, LLC, Term Loan.... NR        NR           08/23/05              7,490,625
   1,981    Panavision, Inc., Term
            Loan....................... B3        CCC          03/31/05              1,948,471
   4,850    Playcore Wisconsin, Inc.,
            Term Loan.................. NR        NR           07/01/07              4,654,471
   5,000    Pure Fishing, Term Loan.... NR        NR           12/31/09              4,993,750
   3,000    Regal Cinemas, Inc., Term
            Loan....................... Ba2       BB-          06/30/09              3,033,750

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 2,500    Riddell Sports Group, Inc.,
            Term Loan.................. NR        NR           06/30/08         $    2,506,250
   6,500    Six Flags Theme Parks,
            Inc., Term Loan............ Ba2       BB-          06/30/09              6,496,614
  11,500    Vivendi Universal
            Entertainment, Term Loan... Ba2       BB+          06/30/08             11,573,669
   5,000    Washington Group
            International, Inc., Term
            Loan....................... NR        NR           10/16/07              5,028,125
   3,750    Worldspan, LP, Term Loan... B1        BB-          06/30/07              3,775,781
   4,465    Worldwide Sports &
            Recreation, Inc., Term
            Loan....................... NR        NR           12/31/06              4,278,452
                                                                                --------------
                                                                                   123,121,715
                                                                                --------------
            FARMING & AGRICULTURE  0.4%
   2,250    Central Garden & Pet Co.,
            Term Loan.................. Ba2       BB+          05/14/09              2,264,767
   3,704    The Scotts Co., Term Loan.. Ba1       BB           12/31/07              3,728,749
                                                                                --------------
                                                                                     5,993,516
                                                                                --------------
            FINANCE  1.3%
   4,818    Outsourcing Solutions, Term
            Loan (a) (c)............... Caa1      NR           06/10/06              2,228,094
   8,500    Rent-A-Center, Inc., Term
            Loan....................... Ba2       BB           05/28/09              8,567,294
   8,242    Risk Management Assurance
            Co., Term Loan............. NR        NR           12/21/06              8,235,996
                                                                                --------------
                                                                                    19,031,384
                                                                                --------------
            GROCERY  0.4%
   4,314    Fleming Cos., Inc., Term
            Loan (c)................... NR        NR           06/18/08              4,076,350
   1,569    Fleming Cos., Inc.,
            Revolving Credit Agreement
            (c)........................ NR        NR           06/18/07              1,492,892
                                                                                --------------
                                                                                     5,569,242
                                                                                --------------
            HEALTHCARE  6.5%
  31,949    Community Health Systems,
            Inc., Term Loan............ NR        NR     07/16/10 to 01/16/11       32,068,704
   8,005    FHC Health Systems, Inc.,
            Term Loan.................. B1        NR     04/30/05 to 04/30/06        7,925,238
   2,795    Genesis Health Ventures,
            Inc., Term Loan............ Ba3       B+           03/31/07              2,791,564

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            HEALTHCARE (CONTINUED)
 $ 7,888    InteliStaf Group, Inc.,
            Term Loan.................. NR        NR     10/31/05 to 10/31/07   $    7,828,935
  16,378    Kindred Healthcare, Inc.,
            Term Loan.................. NR        NR           04/13/08             16,214,221
  10,727    Magellan Health Services,
            Inc., Term Loan (c)........ NR        D      02/12/05 to 02/12/06       10,547,996
   9,034    Medical Staffing Network
            Holdings, Inc., Term
            Loan....................... NR        NR           10/26/06              8,994,072
   3,758    Team Health, Inc., Term
            Loan....................... Ba3       B+           10/31/08              3,717,368
   4,523    Triad Hospitals, Inc., Term
            Loan....................... Ba3       BB           09/30/08              4,557,437
                                                                                --------------
                                                                                    94,645,535
                                                                                --------------
            HEALTHCARE & BEAUTY  1.0%
   3,750    Jafra Cosmetics, Term
            Loan....................... NR        B+           05/20/08              3,656,250
   1,717    Mary Kay, Inc., Term
            Loan....................... Ba3       BB           10/03/07              1,725,582
   2,895    Prestige Brands Holdings,
            Inc., Term Loan............ NR        NR           12/30/08              2,909,475
   5,915    Revlon Consumer Products
            Corp., Term Loan........... B3        B-           05/30/05              5,767,269
                                                                                --------------
                                                                                    14,058,576
                                                                                --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  1.4%
   1,958    Formica Corp., Term Loan
            (c)........................ NR        NR           04/30/06              1,899,586
   7,083    General Binding Corp., Term
            Loan....................... B2        B+           01/15/08              7,061,198
   3,122    Holmes Products Corp., Term
            Loan....................... B2        B            02/05/07              3,049,084
   1,422    Imperial Home Decor Group,
            Inc., Term Loan (a) (d).... NR        NR           04/04/06                 35,557
   3,289    National Bedding Co., Term
            Loan....................... B1        B+           08/31/08              3,302,348
   3,567    Sealy Mattress Co., Term
            Loan....................... B1        B+     12/15/04 to 12/15/06        3,553,806
   1,410    Targus Group International,
            Inc., Term Loan............ NR        NR           08/31/06              1,247,818
                                                                                --------------
                                                                                    20,149,397
                                                                                --------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            HOTELS, MOTELS, INNS & GAMING  8.1%
 $37,993    Aladdin Gaming, LLC, Term
            Loan (a) (c)............... NR        NR     02/25/05 to 02/26/08   $   31,901,385
   3,461    Alliance Gaming Corp., Term
            Loan....................... B1        BB-          12/31/06              3,472,029
   2,906    Ameristar Casinos, Inc.,
            Term Loan.................. Ba3       BB-          12/20/06              2,923,384
   3,980    Extended Stay America,
            Inc., Term Loan............ Ba3       BB-          01/15/08              4,006,325
   4,682    Greektown Casino, LLC, Term
            Loan....................... NR        NR           09/30/04              4,694,728
   2,962    Isle of Capri Casinos,
            Inc., Term Loan............ Ba2       BB-          04/26/08              2,975,923
  13,500    Mandalay Resort Group, Term
            Loan....................... NR        NR     08/21/06 to 06/30/08       13,484,687
   1,760    Mandalay Resort Group,
            Revolving Credit
            Agreement.................. NR        NR           08/21/06              1,689,600
   2,190    Park Place Entertainment
            Corp., Revolving Credit
            Agreement.................. NR        BBB-         12/31/03              2,157,567
   5,689    Penn National Gaming, Term
            Loan....................... B1        B+           09/01/07              5,712,171
  10,448    Scientific Games Corp.,
            Term Loan.................. Ba3       BB-          12/31/08             10,486,678
   9,000    Thunder Valley Casino, Term
            Loan....................... NR        NR           12/01/08              9,022,500
  30,312    Wyndham International,
            Inc., Term Loan............ NR        NR     06/30/04 to 06/30/06       25,965,061
                                                                                --------------
                                                                                   118,492,038
                                                                                --------------
            INSURANCE  1.0%
  10,000    Alea Group Holdings, Term
            Loan....................... NR        BBB-         03/31/07              9,975,000
   3,053    Hilb, Rogal & Hamilton Co.,
            Term Loan.................. Ba3       BB-          06/30/07              3,083,025
   1,800    Infinity Property &
            Casualty Corp., Term
            Loan....................... Baa3      BBB          06/30/10              1,814,625
                                                                                --------------
                                                                                    14,872,650
                                                                                --------------
            MACHINERY  1.1%
   4,482    Alliance Laundry Holdings,
            LLC, Term Loan............. B1        B            08/02/07              4,462,257
     139    Alliance Laundry Holdings,
            LLC, Revolving Credit
            Agreement.................. B1        B            06/02/05                135,417

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            MACHINERY (CONTINUED)
 $10,051    Ashtead Group, PLC, Term
            Loan....................... NR        NR           06/01/07         $    7,714,223
   1,606    Flowserve Corp., Term
            Loan....................... Ba3       BB-          06/30/09              1,614,514
   2,116    Weigh-Tronix, LLC, Term
            Loan....................... NR        NR           09/30/05              1,639,729
                                                                                --------------
                                                                                    15,566,140
                                                                                --------------
            MEDICAL PRODUCTS & SERVICES  9.0%
   4,556    Alaris Medical Systems,
            Inc., Term Loan............ B1        BB           06/30/09              4,604,531
  10,005    Alliance Imaging, Inc.,
            Term Loan.................. B1        B+           06/10/08              9,774,809
   2,993    Ameripath, Inc., Term
            Loan....................... B1        B+           03/27/10              3,011,203
  11,452    CONMED Corp., Term Loan.... Ba3       BB-          12/15/09             11,574,183
  13,782    Dade Behring, Inc., Term
            Loan....................... B1        B+           10/03/08             13,971,377
  32,043    DaVita, Inc., Term Loan.... Ba3       BB-    03/31/07 to 03/31/09       32,182,383
   5,027    Fisher Scientific
            International, Inc., Term
            Loan....................... Ba3       BB+          03/31/10              5,057,564
  22,111    Fresenius Medical Care
            Holding, Inc., Term Loan... Ba1       BB+          02/21/10             22,290,904
   6,349    InSight Health, Term
            Loan....................... NR        B+           10/17/08              6,376,785
   9,449    Kinetic Concepts, Inc.,
            Term Loan.................. Ba3       BB-    12/31/04 to 03/31/06        9,444,756
   4,379    National Nephrology
            Associates, Inc., Term
            Loan....................... B1        B+           12/31/05              4,351,567
   1,975    Rotech Healthcare, Inc.,
            Term Loan.................. Ba2       BB           03/31/08              1,976,919
   6,000    Symmetry Medical, Inc.,
            Term Loan.................. NR        NR     06/30/08 to 06/30/09        6,003,138
                                                                                --------------
                                                                                   130,620,119
                                                                                --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  2.3%
     500    Arch Coal, Inc., Revolving
            Credit Agreement........... Ba2       BB           04/18/07                477,500
   3,388    CII Carbon, LLC, Term
            Loan....................... NR        NR           06/25/08              3,015,724
   3,064    Fairmount Minerals, Ltd.,
            Term Loan.................. NR        NR           03/13/09              3,071,763

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            MINING, STEEL, IRON & NON-PRECIOUS METALS (CONTINUED)
 $31,554    Ispat Inland, Term Loan.... Caa1      B-     07/16/05 to 07/16/06   $   21,851,164
   4,788    Peabody Energy Corp., Term
            Loan....................... Ba1       BB+          03/21/10              4,835,880
                                                                                --------------
                                                                                    33,252,031
                                                                                --------------
            NATURAL RESOURCES  3.2%
   1,250    CITGO Petroleum Corp., Term
            Loan....................... NR        BB+          02/27/06              1,290,625
   7,500    El Paso Oil & Gas, Term
            Loan....................... B3        B+           12/31/06              7,485,938
   1,250    El Paso Oil & Gas,
            Revolving Credit
            Agreement.................. B3        B+           06/30/05              1,237,305
  10,500    Lyondell-Citgo Refining,
            LP, Term Loan.............. Ba3       BB-          06/10/04              9,975,000
  15,000    Ocean Rig ASA--(Norway),
            Term Loan.................. NR        NR           06/01/08             12,600,000
   4,500    Pacific Energy Group, LLC,
            Term Loan.................. Ba2       BBB-         07/26/09              4,533,750
   7,655    Tesoro Petroleum Corp.,
            Term Loan.................. Ba3       BB           04/17/07              7,722,454
   1,400    U.S. Synthetic Corp., Term
            Loan....................... NR        NR           05/31/05              1,344,000
                                                                                --------------
                                                                                    46,189,072
                                                                                --------------
            NON-DURABLE CONSUMER
            PRODUCTS  1.1%
   2,379    Aero Products
            International, Inc., Term
            Loan....................... NR        NR           12/19/08              2,349,652
   1,267    American Safety Razor Co.,
            Term Loan.................. NR        NR     01/31/05 to 04/30/07        1,236,368
   2,985    Amscan Holdings, Inc., Term
            Loan....................... B1        BB-          06/15/07              2,999,925
   1,376    Church & Dwight Co., Inc.,
            Term Loan.................. Ba2       BB           09/30/07              1,385,590
   2,640    JohnsonDiversey, Inc., Term
            Loan....................... Ba3       BB-          11/03/09              2,652,727
   6,777    The Boyds Collection, Ltd.,
            Term Loan.................. Ba3       B+           04/21/05              6,641,292
                                                                                --------------
                                                                                    17,265,554
                                                                                --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,465    Bear Island Paper Co., LLC,
            Term Loan.................. B3        B-           12/31/05              2,453,142
   2,611    Port Townsend Paper Corp.,
            Term Loan.................. NR        NR     03/16/05 to 03/16/07        2,402,045
                                                                                --------------
                                                                                     4,855,187
                                                                                --------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            PERSONAL & MISCELLANEOUS SERVICES  2.4%
 $ 7,840    Coinmach Laundry Corp.,
            Term Loan.................. B1        BB-          07/25/09         $    7,875,280
   3,868    Encompass Service Corp.,
            Term Loan (a) (c).......... NR        NR           05/10/07                512,548
   2,000    Global Imaging Systems,
            Inc., Term Loan............ Ba3       BB-          06/25/09              2,025,000
   1,925    Info-USA, Inc., Term
            Loan....................... Ba3       NR           04/30/07              1,922,594
   1,595    Iron Mountain, Inc., Term
            Loan....................... Ba3       BB           02/15/08              1,605,456
   4,950    Katun Corp., Term Loan..... NR        B+           06/30/09              4,934,531
   2,710    Stewart Enterprises, Inc.,
            Term Loan.................. Ba3       BB           01/31/06              2,724,260
   9,509    The Relizon Co., Term
            Loan....................... NR        NR     09/30/06 to 12/31/07        9,342,946
   3,840    Weight Watchers
            International, Inc., Term
            Loan....................... Ba1       BB           12/31/07              3,873,353
                                                                                --------------
                                                                                    34,815,968
                                                                                --------------
            PHARMACEUTICALS  1.5%
     848    Alpharma, Inc., Term Loan
            (i)........................ B2        BB-          10/05/07                842,577
   9,712    Caremark Rx, Inc., Term
            Loan....................... Ba2       BBB-         03/31/06              9,733,693
  11,913    MedPointe, Inc., Term
            Loan....................... B1        B      09/30/07 to 09/30/08       11,221,886
                                                                                --------------
                                                                                    21,798,156
                                                                                --------------
            PRINTING & PUBLISHING  9.2%
   4,962    21st Century Newspapers,
            Term Loan.................. NR        NR           08/27/08              4,961,538
   1,144    Adams Outdoor Advertising
            LP, Term Loan.............. B1        B+           02/08/08              1,149,535
   6,100    Advanstar Communications,
            Inc., Term Loan (i)........ NR        B      04/11/07 to 10/11/07        6,028,468
   7,622    American Media Operations,
            Inc., Term Loan............ Ba3       B+           04/01/07              7,661,077
  11,127    American Reprographics Co.,
            Term Loan.................. NR        NR           04/10/08             10,893,648
   1,900    Check Printers, Inc., Term
            Loan....................... NR        NR           06/30/05              1,897,578
  17,268    CommerceConnect Media,
            Inc., Term Loan............ NR        NR           12/31/07             16,577,328
   2,010    Daily News, LP, Term Loan.. NR        NR           03/19/08              1,927,427

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $ 9,994    F&W Publications, Inc.,
            Term Loan.................. NR        NR           12/31/09         $    9,993,832
   3,884    Haights Cross
            Communications, LLC, Term
            Loan....................... B2        B+           12/10/06              3,764,824
   7,200    Lamar Media Corp., Term
            Loan....................... Ba2       BB-          06/30/10              7,230,002
   3,570    Liberty Group Operating,
            Inc., Term Loan............ B1        B            03/31/07              3,565,519
   5,167    Merrill Communications,
            LLC, Term Loan............. B3        B            11/23/07              5,064,027
   2,500    Moore Corp., Term Loan..... Ba2       BB+          03/15/10              2,508,203
  15,000    Morris Communications
            Corp., Term Loan........... NR        BB           09/30/09             15,046,875
   3,435    Network Communications,
            Inc., Term Loan............ NR        NR           06/27/08              3,443,380
   8,341    PRIMEDIA, Inc., Term Loan.. NR        B            06/30/09              8,084,904
   6,520    R.H. Donnelley, Inc., Term
            Loan....................... Ba3       NR     12/31/08 to 06/30/10        6,633,836
   4,764    The Reader's Digest
            Association, Inc., Term
            Loan....................... Ba1       BB+          05/21/07              4,710,320
   1,895    Vutek, Inc., Term Loan..... B1        NR           07/31/07              1,837,727
   9,500    Xerox Corp., Term Loan..... NR        BB-          09/30/08              9,428,750
   1,598    Ziff-Davis Media, Inc.,
            Term Loan.................. NR        CCC          03/31/07              1,430,027
                                                                                --------------
                                                                                   133,838,825
                                                                                --------------
            RESTAURANTS & FOOD SERVICE  0.6%
   1,632    Carvel Corp., Term Loan.... NR        NR           12/31/06              1,615,841
   3,871    Domino's, Inc., Term
            Loan....................... B1        B+           06/25/10              3,912,326
   2,672    Papa Ginos, Inc., Term
            Loan....................... NR        NR           08/31/07              2,665,237
                                                                                --------------
                                                                                     8,193,404
                                                                                --------------
            RETAIL--OIL & GAS  0.8%
   5,000    Barjan Products, LLC, Term
            Loan....................... NR        NR           05/31/06              2,500,000
   9,421    The Pantry, Inc., Term
            Loan....................... B1        B+           03/31/07              9,502,856
                                                                                --------------
                                                                                    12,002,856
                                                                                --------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            RETAIL--SPECIALTY  0.3%
 $ 3,209    DRL Acquisition, Inc., Term
            Loan....................... NR        NR           04/30/09         $    3,197,340
   1,592    Home Interiors & Gifts,
            Inc., Term Loan............ B2        B+           12/31/06              1,577,914
                                                                                --------------
                                                                                     4,775,254
                                                                                --------------
            RETAIL--STORES  3.1%
   4,198    Advance Stores Co., Inc.,
            Term Loan.................. Ba3       BB-          11/30/07              4,221,509
   5,350    CSK Auto, Inc., Term Loan.. Ba3       BB-          02/15/06              5,403,500
  35,000    Rite Aid Corp., Term
            Loan....................... B1        BB           04/30/08             35,288,750
                                                                                --------------
                                                                                    44,913,759
                                                                                --------------
            TECHNOLOGY  0.9%
  12,854    The Titan Corp., Term
            Loan....................... Ba3       BB-          06/30/09             12,889,240
                                                                                --------------

            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.0%
   2,684    Cincinnati Bell, Inc., Term
            Loan....................... B1        B+     11/09/04 to 06/28/07        2,709,293
   3,000    FairPoint Communications,
            Inc., Term Loan............ B1        BB-          03/31/07              3,011,250
   1,926    Orius Corp., Term Loan..... NR        NR     01/23/09 to 01/23/10          499,278
   1,127    Orius Corp., Revolving
            Credit Agreement........... NR        NR           01/23/05                647,798
   5,381    Qwest Corp., Term Loan..... Ba3       B-           06/30/07              5,425,345
   1,675    Superior Telecom, Inc.,
            Revolving Credit
            Agreement.................. NR        NR           12/04/03              1,659,297
   7,500    WCI Capital Corp., Term
            Loan (a) (c)............... NR        NR           09/30/07                  9,375
   2,158    WCI Capital Corp.,
            Revolving Credit Agreement
            (a) (c) (g)................ NR        NR           12/31/02              1,035,884
                                                                                --------------
                                                                                    14,997,520
                                                                                --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
  20,965    Pacific Crossing, Ltd.,
            Term Loan (a) (c).......... NR        NR           07/28/06              1,467,578
                                                                                --------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            TELECOMMUNICATIONS-WIRELESS  3.8%
 $ 7,477    American Cellular Corp.,
            Term Loan.................. B3        CC     03/31/08 to 03/31/09   $    7,410,815
     269    American Cellular Corp.,
            Revolving Credit
            Agreement.................. B3        CC           03/31/07                268,218
  14,467    BCP SP Ltd., Term Loan (g)
            (k)........................ NR        NR     03/31/02 to 03/31/05        4,945,703
   2,900    Centennial Cellular Corp.,
            Term Loan.................. B3        B            11/30/06              2,809,640
   3,150    Centennial Puerto Rico
            Operations Corp., Term
            Loan....................... NR        B      05/31/07 to 11/30/07        3,062,863
   8,000    Cricket Communications,
            Inc., Term Loan (a) (c).... NR        NR           06/30/07              3,100,000
  23,451    Nextel Finance Co., Term
            Loan....................... Ba2       BB     12/31/07 to 12/31/08       23,344,049
   2,038    Spectrasite Communications,
            Inc., Term Loan............ B1        B+           12/31/07              2,058,830
   3,534    Sygnet Wireless, Inc., Term
            Loan....................... NR        NR     12/23/06 to 12/23/07        3,477,667
   1,043    TSI Telecommunication
            Services, Inc., Term
            Loan....................... Ba3       B+           12/31/06              1,044,640
   3,443    Western Wireless Corp.,
            Term Loan.................. B3        B-           09/30/08              3,391,272
                                                                                --------------
                                                                                    54,913,697
                                                                                --------------
            TEXTILES & LEATHER  0.1%
   5,402    Malden Mills Industries,
            Inc., Term Loan (a) (c).... NR        NR           10/28/06              1,308,902
                                                                                --------------

            TRANSPORTATION--CARGO  1.9%
   9,764    American Commercial Lines,
            LLC, Term Loan (c)......... NR        NR     06/30/06 to 06/30/07        7,937,909
   4,380    Atlas Freighter Leasing,
            Inc., Term Loan............ NR        NR     04/25/05 to 04/25/06        2,655,673
   4,872    Comcar Industries, Inc.,
            Term Loan.................. NR        NR           09/30/04              4,092,781
   2,652    Ingram Industries, Inc.,
            Term Loan.................. NR        NR           07/02/08              2,625,859
   7,118    Pacer International, Inc.,
            Term Loan.................. B1        BB-          06/10/10              7,179,927

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $   598    Roadway Corp., Term Loan... Baa3      BBB          11/30/06         $      595,712
   3,046    United States Shipping,
            LLC, Term Loan............. Ba2       BB           09/12/08              3,054,557
                                                                                --------------
                                                                                    28,142,418
                                                                                --------------
            TRANSPORTATION--PERSONAL  1.3%
   5,996    IAP Newsub, Inc., Term Loan
            (a)........................ NR        NR           05/29/05                929,438
     900    IAP Newsub, Inc., Revolving
            Credit Agreement (a)....... NR        NR           05/29/05                139,476
   9,900    Laidlaw Investments, Ltd.,
            Term Loan.................. Ba3       BB+          06/19/09              9,974,250
   4,673    Motor Coach Industries,
            Inc., Term Loan............ B2        B            06/16/05              3,936,785
   3,810    Transcore Holdings, Inc.,
            Term Loan.................. NR        NR           10/01/06              3,824,223
                                                                                --------------
                                                                                    18,804,172
                                                                                --------------
            TRANSPORTATION-RAIL MANUFACTURING  0.2%
   3,231    Helm, Inc., Term Loan...... NR        NR           10/18/06              3,012,942
   1,666    RailWorks Corp., Term
            Loan....................... NR        NR           11/13/04                624,857
                                                                                --------------
                                                                                     3,637,799
                                                                                --------------
            UTILITIES  1.1%
     750    Allegheny Energy, Inc.,
            Term Loan.................. B1        B            9/30/04                 750,375
     853    Aquila, Inc., Term Loan.... B2        B+           05/15/06                859,573
      27    CMS Energy Corp., Term
            Loan....................... B2        BB           09/30/04                 27,044
   1,050    Consumers Energy Co., Term
            Loan....................... Baa3      NR           07/11/04              1,057,219
   1,647    Pike Electric, Inc., Term
            Loan....................... NR        NR           04/18/10              1,658,898
   3,125    Southern California Edison
            Co., Term Loan............. Ba2       NR           03/01/05              3,137,697
     441    TNP Enterprises, Inc., Term
            Loan....................... Ba2       BB+          03/30/06                435,117

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

                                          BANK LOAN
PRINCIPAL                                  RATINGS+
AMOUNT                                  --------------          STATED
(000)       BORROWER                    MOODY'S   S&P         MATURITY*             VALUE
            UTILITIES (CONTINUED)
 $ 7,695    Westar Energy, Inc., Term
            Loan....................... NR        NR           06/06/05         $    7,733,402
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement.................. NR        NR           06/05/05                  9,375
                                                                                --------------
                                                                                    15,668,700
                                                                                --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  122.3%..........................    1,784,018,291
                                                                                --------------


NOTES  3.0%
Alderwoods Group, Inc. ($3,283,700 par, 11.00% to 12.25% coupon, maturing
  01/02/07 to 01/02/09)......................................................        3,446,141
American Home Patient, Inc. ($5,562,289 par, 6.785% to 8.57% coupon, maturing
  07/01/09)..................................................................        3,782,357
Commonwealth Brands, Inc. ($1,500,000 par, 8.736% coupon, maturing 04/15/08)
  (h)........................................................................        1,537,500
Dade Behring, Inc. ($5,523,042 par, 11.91% coupon, maturing 10/03/10)........        5,799,194
Genesis Health Ventures, Inc. ($9,217,299 par, 6.114% coupon, maturing
  04/02/07) (h)..............................................................        9,217,299
PCI Chemicals Canada, Inc. ($3,353,666 par, 10.00% coupon, maturing
  12/31/08)..................................................................        2,900,921
Pioneer Cos., Inc. ($1,624,077 par, 4.60% coupon, maturing 12/31/06) (h).....        1,388,586
Premcor Refining Group, Inc. ($7,500,000 par, 4.34% coupon, maturing
  02/11/06) (h)..............................................................        7,565,625
Satelites Mexicanos ($8,770,000 par, 5.614% coupon, maturing 06/30/04), 144A
  Private Placement (b) (h)..................................................        7,761,450
                                                                                --------------

TOTAL NOTES..................................................................       43,399,073
                                                                                --------------

EQUITIES  4.4%
Alderwoods Group, Inc. (152,880 common shares) (e)...........................        1,037,902
American Home Patient, Inc. (Warrants for 68,497 common shares) (c) (e)......                0
Audio Visual Services Corp. (70,205 common shares) (e) (f)...................          737,153
Comdisco Holdings Co. (350 common shares) (e)................................           33,250
Dade Behring Holdings, Inc. (512,559 common shares) (e)......................       12,639,705
Genesis Health Ventures, Inc. (11,631 preferred shares) (e) (f) (k)..........        1,206,716
Genesis Health Ventures, Inc. (932,290 common shares) (e)....................       19,811,163
Holmes Group, Inc. (Warrants for 22,312 common shares) (e)...................                0
Imperial Home Decor Group, Inc. (512,023 common shares) (d) (e) (f)..........                0
Imperial Home Decor Realty, Inc. (512,023 common shares) (d) (e) (f).........                0
Kindred Healthcare, Inc. (499,875 common shares) (e).........................       11,977,005
Orius Corp. (315,080 common shares) (d) (e) (f)..............................                0
Pioneer Cos., Inc. (269,846 common shares) (e)...............................          863,507

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

DESCRIPTION                                                                         VALUE
EQUITIES (CONTINUED)
Railworks Corp. (186 preferred shares) (e) (f)...............................   $            0
Railworks Corp. (Warrants for 3,282 common shares) (e) (f)...................                0
Rotech Healthcare, Inc. (478,573 common shares) (e)..........................       11,366,109
Rotech Medical Corp. (48,485 common shares) (e) (f)..........................                0
Safelite Glass Corp. (421,447 common shares) (e) (f).........................        4,808,710
Safelite Realty (28,448 common shares) (e) (f)...............................                0
Tembec, Inc. (78,468 common shares) (e)......................................          406,464
West American Rubber Co., LLC (5.04% Ownership Interest) (e) (f).............                0
                                                                                --------------

TOTAL EQUITIES 4.4%..........................................................       64,887,684
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  129.7%
  (Cost $1,980,267,426)......................................................    1,892,305,048
                                                                                --------------

SHORT-TERM INVESTMENTS  1.8%

REPURCHASE AGREEMENT  1.7%
State Street Bank & Trust Corp. ($24,200,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 07/31/03, 0.95%
  coupon, to be sold on 08/01/03 at $24,200,639) (i).........................       24,200,000
                                                                                --------------

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($2,211,082 par, 0.116% coupon, dated
  07/31/03, to be sold on 08/01/03 at $2,211,089) (i)........................        2,211,082
                                                                                --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $26,411,082).........................................................       26,411,082
                                                                                --------------

TOTAL INVESTMENTS  131.5%
  (Cost $2,006,678,508)......................................................    1,918,716,130
BORROWINGS  (27.5)%..........................................................     (401,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.0)%................................      (59,129,807)
                                                                                --------------

NET ASSETS  100.0%...........................................................   $1,458,586,323
                                                                                ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. (Bank loan ratings are unaudited.)

(1) Industry percentages are calculated as a percentage of net assets.

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

July 31, 2003

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted Security.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2003.

(i) A portion of this security is designated in connection with unfunded commitments.

(j) This borrower is currently in liquidation.

(k) Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
July 31, 2003

ASSETS:
Total Investments (Cost $2,006,678,508).....................  $1,918,716,130
Receivables:
  Investments Sold..........................................      23,413,773
  Interest and Fees.........................................       7,229,248
Other.......................................................         179,048
                                                              --------------
    Total Assets............................................   1,949,538,199
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     401,000,000
  Investments Purchased.....................................      86,933,072
  Investment Advisory Fee...................................       1,343,379
  Administrative Fee........................................         316,089
  Distributor and Affiliates................................          74,396
  Custodian Bank............................................          68,362
Accrued Expenses............................................         544,396
Accrued Interest Expense....................................         356,762
Trustees' Deferred Compensation and Retirement Plans........         315,420
                                                              --------------
    Total Liabilities.......................................     490,951,876
                                                              --------------
NET ASSETS..................................................  $1,458,586,323
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,458,586,323 divided by
  180,010,000 shares outstanding)...........................  $         8.10
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,669,290
Accumulated Undistributed Net Investment Income.............       1,189,293
Net Unrealized Depreciation.................................     (87,962,378)
Accumulated Net Realized Loss...............................    (252,109,982)
                                                              --------------
NET ASSETS..................................................  $1,458,586,323
                                                              ==============

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended July 31, 2003

INVESTMENT INCOME:
Interest....................................................  $ 108,915,548
Dividends...................................................        112,275
Other.......................................................      5,575,696
                                                              -------------
    Total Income............................................    114,603,519
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     15,923,642
Administrative Fee..........................................      3,746,739
Legal.......................................................      1,142,132
Custody.....................................................        511,487
Trustees' Fees and Related Expenses.........................        118,547
Other.......................................................        793,663
                                                              -------------
    Total Operating Expenses................................     22,236,210
    Interest Expense........................................      8,673,475
                                                              -------------
NET INVESTMENT INCOME.......................................  $  83,693,834
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (33,874,642)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (146,657,331)
  End of the Period.........................................    (87,962,378)
                                                              -------------
Net Unrealized Appreciation During the Period...............     58,694,953
                                                              -------------
NET REALIZED AND UNREALIZED GAIN............................  $  24,820,311
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 108,514,145
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              YEAR ENDED       YEAR ENDED
                                                            JULY 31, 2003    JULY 31, 2002
                                                            -------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................  $   83,693,834   $   89,866,208
Net Realized Loss.........................................     (33,874,642)     (87,927,766)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      58,694,953      (11,950,146)
                                                            --------------   --------------
Change in Net Assets from Operations......................     108,514,145      (10,011,704)

Distributions from Net Investment Income..................     (79,888,289)     (92,687,003)
                                                            --------------   --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      28,625,856     (102,698,707)

NET ASSETS:
Beginning of the Period...................................   1,429,960,467    1,532,659,174
                                                            --------------   --------------
End of the Period (Including accumulated undistributed net
  investment income of $1,189,293 and $5,331,061,
  respectively)...........................................  $1,458,586,323   $1,429,960,467
                                                            ==============   ==============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended July 31, 2003

CHANGE IN NET ASSETS FROM OPERATIONS........................  $108,514,145
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (64,207,423)
  Decrease in Interest and Fees Receivables.................       568,861
  Increase in Receivable for Investments Sold...............   (14,465,380)
  Increase in Other Assets..................................       (93,970)
  Increase in Investment Advisory Fee Payable...............        64,026
  Increase in Administrative Fee Payable....................        15,065
  Decrease in Distributor and Affiliates Payable............      (211,060)
  Increase in Payable for Investments Purchased.............    18,807,082
  Increase in Accrued Expenses..............................        16,650
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................       102,318
                                                              ------------
    Total Adjustments.......................................   (59,403,831)
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    49,110,314
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................    30,841,000
Change in Intra-day Credit Line with Custodian Bank.........        68,362
Change in Accrued Interest Expense..........................      (158,587)
Cash Dividends Paid.........................................   (79,888,289)
                                                              ------------
    Net Cash Used for Financing Activities..................   (49,137,514)
                                                              ------------
Net Decrease in Cash........................................       (27,200)
Cash at Beginning of the Period.............................        27,200
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $        -0-
                                                              ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                 JUNE 24, 1998
                                                                                                (COMMENCEMENT OF
                                                         YEAR ENDED JULY 31,                       INVESTMENT
                                         ----------------------------------------------------    OPERATIONS) TO
                                           2003     2002 (e)     2001       2000       1999      JULY 31, 1998
                                         -----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD (a)............................  $   7.94   $   8.51   $   9.65   $  10.08   $  10.07       $   9.99
                                         --------   --------   --------   --------   --------       --------
 Net Investment Income.................       .46        .49        .79        .81        .77            .07
 Net Realized and Unrealized
   Gain/Loss...........................       .14       (.55)     (1.10)      (.42)       -0-            .01
                                         --------   --------   --------   --------   --------       --------
Total from Investment Operations.......       .60       (.06)      (.31)       .39        .77            .08
                                         --------   --------   --------   --------   --------       --------
Less:
 Distributions from Net Investment
   Income..............................       .44        .51        .83        .81        .76            -0-
 Distributions from Net Realized
   Gain................................       -0-        -0-        -0-        .01        -0-            -0-
                                         --------   --------   --------   --------   --------       --------
Total Distributions....................       .44        .51        .83        .82        .76            -0-
                                         --------   --------   --------   --------   --------       --------
NET ASSET VALUE, END OF THE PERIOD.....  $   8.10   $   7.94   $   8.51   $   9.65   $  10.08       $  10.07
                                         ========   ========   ========   ========   ========       ========

Common Share Market Price at End of the
 Period................................  $   7.84   $   6.67   $   7.79   $   8.75   $ 9.5625       $10.0625
Total Return (b).......................    25.06%     -8.05%     -1.42%       .61%      2.98%           .63%**
Net Assets at End of the Period (In
 millions).............................  $1,458.6   $1,430.0   $1,532.7   $1,736.5   $1,815.1       $1,812.1
Ratio of Operating Expenses to Average
 Net Assets excluding Borrowings*......     1.59%      1.48%      1.63%      1.75%      1.66%          1.18%
Ratio of Interest Expense to Average
 Net Assets excluding Borrowings.......      .62%       .53%      2.15%      2.49%      2.37%           .28%
Ratio of Gross Expense to Average Net
 Assets excluding Borrowings*..........     2.21%      2.01%      3.78%      4.24%      4.03%          1.46%
Ratio of Net Investment Income to
 Average Net Assets excluding
 Borrowings*...........................     5.98%      6.02%      8.90%      8.19%      7.72%          6.94%
Portfolio Turnover (c).................       78%        65%        55%        57%        28%             3%**

SUPPLEMENTAL RATIOS:
Ratio of Operating Expenses to Average
 Net Assets including Borrowings*......     1.19%      1.22%      1.20%      1.24%      1.18%            N/A
Ratio of Interest Expense to Average
 Net Assets including Borrowings.......      .46%       .44%      1.58%      1.77%      1.67%            N/A
Ratio of Gross Expense to Average Net
 Assets including Borrowings*..........     1.65%      1.66%      2.78%      3.01%      2.85%            N/A
Ratio of Net Investment Income to
 Average Net Assets including
 Borrowings*...........................     4.47%      4.95%      6.55%      5.83%      5.46%            N/A

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
 thousands)............................  $401,000   $370,159   $375,000   $700,000   $800,000       $400,000
Asset Coverage Per $1,000 Unit of
 Senior Indebtedness (d)...............     4,637      4,863      5,087      3,481      3,269          5,530

* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

**  Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(d) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended July 31, 2002 was to decrease the ratio of net investment income to average net asset applicable to common shares by .01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to July 31, 2002 have not been restated to reflect this change in presentation.

NA--Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2003, the Trust had an accumulated capital loss carryforward for tax purposes of $179,582,840, which will expire between July 31, 2009 and 2011.

    At July 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,037,050,569
                                                                ==============
Gross tax unrealized appreciation...........................    $   13,246,616
Gross tax unrealized depreciation...........................      (131,581,055)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (118,334,439)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    The tax character of distributions paid for the years ended July 31, 2003 and 2002 was as follows:

                                                                 2003           2002
Distributions paid from:
  Ordinary income...........................................  $79,888,289    $92,687,003
  Long-term capital gain....................................          -0-            -0-
                                                              -----------    -----------
                                                              $79,888,289    $92,687,003
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference related to book to tax amortization differences totaling $7,947,313 has been reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of July 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $2,873,430

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale transactions, other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year and post October losses which are not realized for tax purposes until the first day of the following year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2003, the Trust recognized expenses of approximately $366,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended July 31, 2003, the Trust recognized expenses of approximately $44,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                            INTEREST/
                                  PAR/        REALIZED      DIVIDEND     MARKET VALUE
NAME                             SHARES*     GAIN/(LOSS)     INCOME        7/31/03          COST
Imperial Home Decor Group,
  Inc., Term Loan.............  1,422,288         0          42,945        $35,557       $1,367,833
Imperial Home Decor Group,
  Inc., Common Stock..........    512,023         0               0              0          522,263
Imperial Home Decor Realty,
  Inc., Common Stock..........    512,023         0               0              0                0

*   Shares were acquired through the restructuring of Senior loan interests.

    At July 31, 2003, Van Kampen owned 10,000 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,454,534,579 and $1,439,851,690, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $32,633,732 as of July 31, 2003. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities.

NOTES TO
FINANCIAL STATEMENTS

July 31, 2003

When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
Goldman Sachs Credit Partners, L.P. ........................   $ 9,509     $9,343
Credit Suisse First Boston..................................       598        596
                                                               -------     ------
Total.......................................................   $10,107     $9,939
                                                               =======     ======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust had entered into an $500 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose was the issuance of commercial paper, which was terminated on September 25, 2002. As of September 25, 2002, the Trust has entered into a $700 million revolving credit and security agreement, which will terminate on September 23, 2003. Annual commitment fees of .13% are charged on the unused portion of the credit line. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2003, the average daily balance of borrowings under the revolving credit agreement was $472,686,578 with a weighted average interest rate of 1.35%.